SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549



                            FORM 8-K




                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



Date of Report: June 25, 1998


             BOULDER CAPITAL OPPORTUNITIES III, INC.
     (Exact name of registrant as specified in its charter)



    Colorado                  0-22273                  84-1383888
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation)

NEW ADDRESS:

15662 Commerce Lane, Huntington Beach, CA         92649
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:(714) 895-0944

2434 Vine Place, Boulder, Colorado 80304
(Former name or former address, if changed since last report.)

Item 1.   Changes in Control of Registrant

          On June 17, 1998, Registrant entered into a Share Exchange Agreement with Sonic Jet Performance, LLC under which Registrant agreed to acquire all of the assets, liabilities and business operations of Sonic Jet Performance, LLC, a California Limited Liability Company. The Agreement (attached as an Exhibit No. 7.1 hereto) required the issuance of five million (5,000,000) shares of common stock to Sonic Jet Performance, LLC, a California Limited Liability Company. Sonic Jet Performance, LLC was owned as follows:

                  1.   74% Sonic Jet Performance, Inc.
                       (Beneficially Albert Mardikian)

                  2.   24% Sheikh Mohammed Al Rashid

                  3.   2% Majed Al Rashid

                  Five Million shares constitutes 83.19%
                  of the total shares outstanding of Registrant.

          Alex Mardikian has been appointed Vice President, and it is anticipated that he will be appointed as a Director upon compliance with Section 14f of the Securities Exchange Act of 1934.


Item 2.   Acquisition or Disposition of Assets

          The descriptions contained herein of the Agreements and the Acquisitions are qualified in their entirety by reference to the Agreement, dated as of June 17, 1998, by and among Registrant, Sonic Jet Performance, LLC and the members of Sonic Jet Performance, LLC, filed as Exhibits to this Form 8-K.

          Registrant has acquired the assets and liabilities of Sonic Jet Performance, LLC, a California Limited Liability Company, in consideration of the issuance of five million (5,000,000) shares of common stock of Registrant. The transaction was entered on June 17, 1998.

          Sonic Jet Performance, LLC was formed in May 1997 by acquisition of the Assets of Sonic Jet Performance, Inc., a California corporation. Sonic Jet is engaged in the sale, design, manufacture and assembly of "jet ski" based rescue and fire watercraft, and in addition, has designed a line of consumer jet ski watercraft for the U.S. market, not currently in production or being marketed.

Item 3.   Bankruptcy or Receivership

     None.

Item 4.   Changes in Registrants Certifying Accountant

     None.


Item 5.   Other Events

     a. The Registrant withdrew its previous proposal to Intervault Group, Inc. because Intervault never accepted, signed or agreed to the terms of the proposed plan.

     b.   The address of the Company has been changed to 15662
Commerce Lane, Huntington Beach, California 92649.

     c.   New Business Plan

          1. The former business of Sonic Jet Performance will be operated by Registrant. Registrant is now engaged in the manufacturing, sales and marketing of jet ski based fire/rescue watercraft for quick response in confined and shallow water areas, beaches, marinas and rivers. It currently has orders for such craft totaling $300,000 plus additional potential orders/commitments for $1,500,000 from various governmental entities subject to governmental budget approvals. There is no assurance that any or all of such orders will be funded.

     The watercraft hulls are fabricated in China in a joint venture with a chinese fiberglass lay-up entity. The hulls are shipped to the U.S. to the company facility in Huntington Beach, California for equipping and assembly with power drive systems, controls and accessories.

     Marketing and sales are conducted in trade shows, by brochures, and by the company personnel.

     Financial Statements of Sonic Jet Performance, LLC as of
December 31, 1997, are attached hereto as Exhibit F-1 through F-10.

          2. On June 16, 1998, the Board adopted a Resolution authorizing Series A Convertible Preferred Stock and Designation of Rights and Preferences of Series A Convertible Preferred Stock (Exhibit 7.4 attached hereto). Concurrent with the acquisition of the assets of Sonic Jet, the Company negotiated and closed a private placement of 1,600 shares of Series A Convertible Preferred Stock for $1,500,000. The associated Agreements provided for Registration of Common Shares for conversion of the

Series A Preferred. A total of 800,000 common shares are reserved for the conversion, however, the conversion may be elected by Holder JNC Strategic Fund, LTD. and is linked to a formula of $4.00 per share or the average of the five lowest closing prices of common in the previous 20 days x 75%, whichever is lower. If converted at $4.00 per share it would result in 375,000 common shares being issued. The conversion shall occur at any time after 75 days at the election of the holder of the Series A Preferred Shares (Exhibit 7.3 and 7.4 attached hereto).

     d. United Stock Transfer, Inc. of Englewood, Colorado has been appointed as the Transfer Agent for the Company.

     e. The Company has entered into an agreement to repurchase 432,500 shares of common stock owned by Robert Soehngen and to retire said shares into treasury upon the repurchase. The purchase price is $161,082 and was a condition of the funding of the Series A Preferred Stock placement (Exhibit 7.2 attached hereto). $100,000 of such price has been paid, with balance due on or before December 1, 1998.

          The company now has issued and outstanding 6,010,000 shares of common stock, and 1,600 shares of Series A Preferred Convertible Stock which Series A was issued to JNC Strategic Fund, LTD.

Item 6.   Resignation of Directors and Appointment of New Directors

     It is anticipated that Alex Mardikian will be appointed as a director after compliance with Section 14f of the Securities
Exchange Act of 1934.


Item 7.   Financial Statements, Pro Forma Financial Statements & Exhibits

     a.   Financial Statements -   Audited Financial Statements
of Sonic Jet Performance, LLC dated December 31, 1997.

     b.   Exhibits

                    7.1  Share Exchange Agreement
                    7.2  Purchase Agreement with Robert Soehngen
                    7.3  Securities Purchase Agreement
                    7.4 Certificate of Designation of Preferences and Rights for Series A Preferred Stock

                           Signatures

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 25, 1998                Boulder Capital Opportunities III, Inc.



                              By:/s/Alex Mardikian
                                    Vice-President

                          Exhibit 7.1

                   SHARE EXCHANGE AGREEMENT

                          by and among

             BOULDER CAPITAL OPPORTUNITIES III, INC.
                     a Colorado corporation
                               and
                   SONIC JET PERFORMANCE, LLC
             a California Limited Liability Company



                     dated: June 15, 1998

                    SHARE EXCHANGE AGREEMENT

            BOULDER CAPITAL OPPORTUNITIES III, INC.
                             and
                   SONIC JET PERFORMANCE, LLC

     This Share Exchange Agreement ("Agreement"), dated as of June 15, 1998, among BOULDER CAPITAL OPPORTUNITIES III, INC. ("BCOIII"), a Colorado Corporation, SONIC JET PERFORMANCE, LLC ("SJP") , a California Limited Liability Company.


                W I T N E S S E T H:

     A. WHEREAS, BCOIII is a corporation duly organized under the laws of the State of Colorado, and SJP is a Limited Liability Company organized in California.

     B. Plan of Exchange. It is the intention that the assets of SJP shall be acquired by BCOIII and all liabilities and other obligations of SJP shall be assumed in exchange solely for voting stock of BCOIII. For federal income tax purposes it is intended that this exchange shall be treated under Sec.
351 of the Internal Revenue Code as may be applicable.

     C. Exchange of Shares. SJP agrees that all of the assets of SJP shall be exchanged with BCOIIIfor 5,000,000 common shares of BCOIII issued to SJP fully paid and nonassessable, and that BCOIII shall assume all liabilities and other obligations of SJP.

     D. WHEREAS, the parties hereto wish to enter into this Agreement, pursuant to the provisions of the Colorado Revised Statutes.

     NOW, THEREFORE, it is agreed among the parties as follows:


                      ARTICLE I

                  The Consideration

     1.1  Subject to the conditions set forth herein on the "Closing Date"
(as herein defined), SJP shall convey all of its assets by assignment or Bill of Sale and BCOIII shall assume all liabilities of SJP by way of an assumption agreement as such assets and liabilities are specified in the unaudited balance sheet of SJP, dated as of May 31, 1998, attached hereto, and made a part hereof by this reference, for 5,000,000 common shares of BCOIII common stock. The transactions contemplated by this Agreement shall be completed at a closing ("Closing") on a closing date ("Closing Date") on or before June 5, 1998.

     On the Closing Date, all of the documents to be furnished to BCOIII and SJP, including the documents to be furnished pursuant to Article VII of this Agreement, shall be delivered to M.A. Littman, to be held in escrow until all closing conditions hereunder have been met or the date of termination of this Agreement, but no longer than 10 days after closing date, whichever first occurs, and thereafter shall be promptly distributed to the parties as their interests may appear.

     1.2 Concurrent with the execution hereof, SJP shall deposit or cause to be deposited to BCOIII $9,000 as a non-refundable consideration for this agreement which will be used to pay accrued legal fees to Al Brennan and audit costs for 1997 10-K.

     1.3 For accounting purposes, the Agreement shall be effective as of 12:01 a.m., on the last day of the month preceding the Closing Date.

                     ARTICLE II

           Issuance and Exchange of Shares

     2.1 The shares of $.0001 par value common stock of BCOIII shall be issued by it to SJP at closing.

     2.2 BCOIII represents that no outstanding options or warrants for its unissued shares exist, except as may be contained in an Encore Capital Subscription Agreement now in negotiation.

     2.3 No fractional shares of BCOIII stock shall be issued as a result of the Agreement. Shares shall be rounded to nearest whole share.

                     ARTICLE III

             Representations, Warranties
     and Covenants of SONIC JET PERFORMANCE, LLC

     No representations or warranties are made by any director, officer, employee or shareholder of SJP as individuals, except as and to the extent stated in this Agreement or in a separate written statement (the "SJP Disclosure Statement"), if any. SJP hereby represents, warrants and covenants to BCOIII except as stated in the SJP Disclosure Statement, as follows:

     3.1 SJP is a limited liability company duly organized, validly existing and in good standing under the laws of the State of California, and has the power and authority to carry on its business as it is now being conducted. The Articles of Organization and Operating Agreement of SJP are complete and accurate, and the minute books of SJP contain a record, which is complete and accurate in all material respects, of all meetings, and all actions of the members and managers of SJP.

     3.2 SJP has complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement.

     3.3 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by SJP will conflict with or result in a breach or violation of the Articles of Organization or Operating Agreement of SJP.

     3.4 The execution, delivery and performance of this Agreement has been duly authorized and approved by SJP's sole manager, Albert Mardikian, a "MAJORITY OF MEMBERS" (as such term is defined in the operating agreement for SJP).

     3.5 Within 5 days SJP will deliver to BCOIII consolidated audited financial statements of SJP, as of December 31, 1997 and an unaudited balance sheet of SJP at May 31, 1998. All such statements, herein sometimes called "SJP Financial Statements", are complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of SJP for the periods included. The statements will have been prepared in accordance with generally accepted accounting principles.

     3.6 Since the dates of the SJP Financial Statements, there have not been any material adverse changes in the business or condition, financial or otherwise of SJP.

     3.7 There are no legal proceedings or regulatory proceedings involving material claims pending, or to the knowledge of SJP, threatened against SJP or affecting any of its assets or properties, and SJP is not in any material breach or violation of or default under any contract or instrument to which SJP is a party, and no event has occurred which with the lapse of time or action by a third party could result in a material breach or violation of or default by SJP under any contract or other instrument to which SJP is a party or by which it or any of its properties may be bound or affected, or under its respective Articles of Organization or Operating Agreement, nor is there any court or regulatory order pending, applicable to SJP.

     3.8 All liability of SJP has been properly provided for and is adequate to comply with all regulatory requirements regarding same.

     3.9 The representations and warranties of SJP shall be true and correct as of the date hereof and as of the Closing Date.

     3.10 SJP will deliver to BCOIII a copy of each of thefederal income tax returns of SJP for the year ending

December 31, 1997, and for any additional open years. All returns and information reports required or requested by federal, state, county, and local tax authorities have been filed or supplied in a timely fashion, and all such information is true and correct in all material respects. Provision has been made for the payment of all taxes due to date by SJP, including taxes for the current year ending December 31, 1997. No federal income tax return of SJP is currently under audit.

     3.11 SJP has no employee benefit plan, including non-qualified stock awards, options, and consulting fees for independent contractors, other than as disclosed in the books and records and disclosure statement.

     3.12 No representation or warranty by SJP in this Agreement, the SJP Disclosure Statement or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.


                     ARTICLE IV

  Representations, Warranties and Covenants of BCOIII,
                        INC.

     No representations or warranties are made by any director, officer, employee or shareholder of BCOIIIas individuals, except as and to the extent stated in this Agreement or in a separate written statement.

   BCOIII hereby represents, warrants and covenants to SJP, except as stated in the BCOIII Disclosure Statement, as follows:

     4.1 BCOIII is a corporation duly organized, validly existing and in good standing under the lawsof the State of Colorado, and has the corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted.The Articles of Incorporation and Bylaws of BCOIII, copies of which have been delivered to SJP, are complete and accurate, and the minute books of BCOIII contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and Board of Directors of BCOIII.

     4.2 The aggregate number of shares which BCOIII is authorized to issue is 100,000,000 shares of common stock with a par value of $.001 per share, of which approximately 1,010,000 shares of such common stock will be issued and outstanding, fully paid andnon-assessable, prior to closing under this agreement. BCOIII has no outstanding options, warrants or other rights to purchase, or subscribe to, or securities convertible into or exchangeable for any shares of capital stock.

     4.3 BCOIII has complete and unrestricted power to enter into and, upon the appropriate approvals asrequired by law, to consummate the transactions contemplated by this Agreement.

     4.4 Neither the making of nor the compliance with the terms and provisions of this Agreement andconsummation of the transactions contemplated herein by BCOIII will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of BCOIII.

     4.5 The execution of this Agreement has been duly authorized and approved by the BCOIII's Board of

Directors.

     4.6 BCOIII has delivered to SJP financial statements of BCOIII dated December 31, 1997. All such statements, herein sometimes called "BCOIII Financial Statements" are (and will be) complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of BCOIII of the periods indicated. All statements of BCOIII will have been prepared in accordance with generally accepted accounting principles.

     4.7 Since the dates of the BCOIII Financial Statements, there have not been any material adversechanges in the business or condition, financial or otherwise, of BCOIII. BCOIII does not have anymaterial liabilities or obligations, secured orunsecured except as shown on updated financials (whether accrued, absolute, contingent or otherwise).

     4.8 BCOIII has delivered to SJP a list and description of all pending legal proceedingsinvolving BCOIII, none of which will materially adversely affect them, and, except for theseproceedings, there are no legal proceedings or regulatory proceedings involving material claims pending, or, to the knowledge of the officers ofBCOIII, threatened against BCOIII or affecting any ofits assets or properties, and BCOIII is not in any material breach or violation of or default under any contract or instrument to which BCOIII is a party, and noevent has occurred which with the lapse of time or action by a third party could result in a material breach or violation of or default by BCOIII under any contract or other instrument to which BCOIII is a party or by which they or any of their respective properties may be bound or affected, or under their respective Articles of Incorporation or Bylaws, nor is there any court or regulatory order pending, applicable to BCOIII.

     4.9 BCOIII shall not enter into or consummate any transactions prior to the Closing Date other than inthe ordinary course of business and will pay no dividend, or increase the compensation of officers and will not enter into any agreement or transaction which would adversely affect its financial condition.

     4.10  BCOIII is not a party to any contract performable in the future.

     4.11 The representations and warranties of BCOIII shall be true and correct as of the date hereof and as of the Closing Date.

     4.12 BCOIII has delivered to SJP, all of its corporate books and records for review, true and correct copies of BCOIII's tax return since

1996, if any. BCOIII will also deliver to SJP on or before the Closing Date any reports relating to the financial and business condition of BCOIII which occur after the date of this Agreement and any other reports sent generally to its shareholders after the date of this Agreement.

     4.13  BCOIII has no employee benefit plan in effect at this time.

     4.14 No representation or warranty by BCOIII in this Agreement, the BCOIII Disclosure Statement or anycertificate delivered pursuant hereto contains anyuntrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

     4.15 BCOIII agrees that all rights to indemnification now existing in favor of the employees, agents, directors or officers of SJP and its subsidiaries, as provided in the Articles of Incorporation or Bylaws or otherwise in effect on the date hereof shall survive the transactions contemplated hereby in accordance with their terms, and BCOIII expressly assumes such indemnification obligations of SJP.

     4.16 BCOIII has delivered, to SJP true and correct copies of the BCOIII 10-K and each of its other reports to shareholders and filing with the Securities and Exchange Commission ("SEC") for the current year. BCOIII will also deliver to SJP on or before the Closing Date any reports relating to the financial and business condition of BCOIII which are filed with the SEC after the date of this Agreement and any other reports sent generally to its shareholdersafter the date of this Agreement.

     4.17 BCOIII has duly filed all reports required to be filed by it under the Securities Act of 1933, as amended,and the Securities Exchange Act of 1934, as amended,(the "Federal Securities Laws"). No such reports, or any reports sent to the shareholders of BCOIII generally, contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements in such report, in light of the circumstances under which they were made, not misleading.

     4.18 BCOIII hereby covenants that during the contract period, prior to closing, it will not take any board action without Mardikian's approval in writing, pending selection of new officers and directors at closing.

                      ARTICLE V

 Obligations of the Parties Pending the Closing Date

     5.1 This Agreement shall be duly submitted to the members of SJP for the purpose of considering and acting upon this Agreement in the manner required by law at a meeting of members on a date selected by SJP, such date to be the earliest practicable date or by majority written consent. The manager of SJP, subject to its fiduciary obligations to members, shall use its best efforts to obtain the requisite majority approval of SJP members of this Agreement and the transactions contemplated herein. SJP and BCOIII shall take all reasonable and necessary steps and actions to comply with and to secure SJP member approval of this Agreement.

     5.2 At all times prior to the Closing Date during regular business hours, each party will permit the other to examine its books and records and the books and records of its subsidiaries and will furnish copies thereof on request. It is recognized that, during the performance of this Agreement, each party mayprovide the other parties with information which is confidential or proprietary information. During the term of this Agreement, and for four years following the termination of this Agreement, the recipient of such information shall protect such information from disclosure to persons, other than members of its own or affiliated organizations and its professional advisers, in the same manner as it protects its own confidential or proprietary information from unauthorized disclosure, and not use such information to the competitive detriment of the disclosing party. In addition, if this Agreement is terminated for any reason, each party shall promptly return or cause to be returned all documents or other written records of such confidential or proprietary information, together with all copies of such writings and, in addition, shall either furnish or cause to be furnished, or shall destroy, or shall maintain with such standard of care as is exercised with respect to its own confidential or proprietary information, all copies of all documents or other written records developed or prepared by such party on the basis of such confidential or proprietary information. No information shall be considered confidential or proprietary if it is (a) information already in the possession of the party to whom disclosure is made, (b) information acquired by the party to whom the disclosure is made from other sources, or (c) information in the public domain or generally available to interested persons or which at a later date passes into the public domain or becomes available to the party to whom disclosure is made without any wrongdoing by the party to whom the disclosure is made.

     5.3 BCOIII and SJP shall promptly provide each other with information as to any significant developments in the performance of this Agreement, and shall promptly notify the other if it discovers that any of its representations, warranties and covenants contained in this Agreement or in any document delivered in connection with this Agreement was not true and correct in all material respects or became untrue or incorrect in any material respect.

     5.4 All parties to this Agreement shall take all such action as may be reasonably necessary and appropriate and shall use their best efforts in order to consummate the transactions contemplated hereby as promptly as practicable.

                     ARTICLE VI

               Procedure for Exchange

     6.1 At the Closing Date, the exchange shall be effected as set forth in Colorado Revised Statutes with common stock certificates of BCOIII being exchanged for SJP assets and the assumption by BCOIII of the liabilities and other obligations of SJP, all as delineated above, together with delivery of

Assignments and Bills of Sale for the assets transferred by SJP to BCOIII, and an Assumption Agreement for the liabilities and other obligations assumed by BCOIII.
                     ARTICLE VII

             Conditions Precedent to the
            Consummation of the Exchange

     The following are conditions precedent to the consummation of the Agreement on or before the Closing Date:

     7.1 SJP shall have performed and complied with all of its respective obligations hereunder which areto be complied with or performed on or before the Closing Date and BCOIII and SJP shall provide one another at the Closing with a certificate to theeffect that such party has performed each of the acts and undertakings required to be performed by it on orbefore the Closing Date pursuant to the terms of this Agreement.

     7.2 This Agreement, the transactions contemplated herein shall have been duly and validlyauthorized, approved and adopted by the manager of SJP in accordance with the applicable laws.

     7.3 No action, suit or proceeding shall have been instituted or shall have been threatened beforeany court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which mightsubject any of the parties hereto or their directors or officers to any material liability, fine, forfeiture or penalty on the grounds that thetransactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation or have otherwise acted improperly in connection with the transactions contemplated hereby, and the parties hereto have been advised by counsel that, in the opinion of such counsel, such action, suit or proceeding raises substantial questions of law or fact which could reasonably be decided adversely to any party hereto or its directors or officers.

     7.4 All actions, proceedings, instruments and documents required to carry out this Agreement and the transactions contemplated hereby and the form and substance of all legal proceedings and related matters shall have been approved by counsel for SJP and BCOIII.

     7.5 The representations and warranties made by SJP and BCOIII in this Agreement shall be true as though such representations and warranties had been made or given on and as of the Closing Date, except to the extent that such representations and warranties may be untrue on and as of the Closing Date because of (1) changes caused by transactions suggested or approved in writing by SJP or (2) events or changes (which shall not, in the aggregate, have materially and adversely affected the business, assets, or financial condition of BCOIII or SJP during or arising after the date of this Agreement.)

     7.6  SJP shall have furnished BCOIII with:

     (1) a certified copy of a resolution or resolutions duly adopted by a "MAJORITY OF MEMBERS", as such term is defined in the operating agreement for SJP, approving this Agreement and the transactions contemplated by it;

     (2) an opinion of its counsel dated as of the Closing Date in accordance with 7.5 hereof;

     (3) an agreement from each member "affiliate" of SJP as defined in the rules adopted under the Securities Act of 1933, as amended, to the effect that (a) the affiliate is familiar with SEC Rules 144 and 145; (b) none of the shares of BCOIII common stock will be transferred by or through the affiliate in violation of the Federal Securities Laws; (c) the affiliate will not sell or in any way reduce his risk relative to any BCOIII common stock received pursuant to this Agreement until such time as financial results covering at least 30 days of post-closing date combined operations shall have been published by BCOIII on SEC Form 10-Q or otherwise; and
          (d) the affiliate acknowledges that BCOIII is under no obligation to register the sale, transfer, or the disposition of BCOIII common stock by the affiliate or to take any action necessary in order to make an exemption from registration available to the affiliate, but understands that BCOIII will satisfy the public information requirements of Rules 144 and 145 during the three-year period following the Closing Date.

     7.7 BCOIII shall furnish SJP with a certified copy of a resolution or resolutions duly adopted bythe Board of Directors of BCOIII, approving this Agreement and the transactions contemplated by it.

     7.8 All outstanding liabilities of BCOIII shall have been paid and released prior to closing.

     7.9 Encore Capital shall have delivered a fully executed Stock Subscription Agreement between BCOIII and Encore Capital for a $1,500,000 investment in Preferred Convertible Stock.

     7.10 BCOIII shall appoint, at closing, Albert Mardikian as President of BCOIII and, subject tofiling a Form 14f with the SEC and mailing to shareholders required thereby, shall appoint Mardikian as a director and such other persons as Mardikian may direct.

                    ARTICLE VIII

             Termination and Abandonment

     8.1 Anything contained in this Agreement to the contrary notwithstanding, the Agreement may be terminated and abandoned at any time prior to the Closing Date:

      (a)  By mutual consent of SJP and BCOIII;

      (b) By SJP or BCOIII, if any condition set forth in Article VII relating to the other party has not been met or has not been waived;

      (c) By SJP or BCOIII, if any suit, action or other proceeding shall be pending or threatened by the federal or a state government before any court or governmental agency, in which it is sought to restrain, prohibit or otherwise affect the consummation of the transactions contemplated hereby;

      (d) By any party, if there is discovered any material error, misstatement or omission in the representations and warranties of another party;

      (e) By any party if the Agreement Closing Date is not within 30 days from the date hereof; or

     8.2 Any of the terms or conditions of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, by action taken by its Board of Directors or Manager provided; however, that such action shall be taken only if, in the judgment of the Board of Directors or Manager taking the action, such waiver will not have a materially adverse effect on the benefits intended under this Agreement to the party waiving such term or condition.

                         ARTICLE IX

               Termination of Representation and
               Warranties and Certain Agreements

     9.1 The respective representations and warranties of the parties hereto shall expire with, and be terminatedand extinguished by consummation of the Agreement; provided, however, that the covenants and agreements of the parties hereto shall survive in accordance with their terms.

                      ARTICLE X

                    Miscellaneous

     10.1 This Agreement embodies the entire agreement between the parties, and there have beenand are no agreements, representations or warranties among the parties other than those set forth herein or those provided for herein.

     10.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument. Counterparts shall include the execution of the Exchange Agreement and Representations by all shareholders.

     10.3 All parties to this Agreement agree that if it becomes necessary or desirable to execute further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use its best efforts to provide such executed instruments or do all things necessary or proper to carry out the purpose of this Agreement.

     10.4 This Agreement may be amended upon approval of the Board of Directors of each party provided that the shares issuable hereunder shall not be amended without approval of SJP.

     10.5 Any notices, requests, or other communications required or permitted hereunder shall be delivered personally or sent by overnight courier service, fees prepaid, addressed as follows:

To BCOIII, Inc.:

     Robert Soehngen
     1280 Centaur  Village Drive, #10
     Lafayette, CO  80026

copy to:  Michael A. Littman
          Attorney at Law
          10200 W. 44th Ave., #400
          #400 Wheat Ridge, CO 80033

To Sonic Jet Performance, LLC

     15662 Commerce Lane
     Huntington Beach, CA  92649

copy to:  Law Offices of Pasquale P. Caiazza
          Attn:  Christopher A. Morgan, J.D.
          1625 West 22nd Street
          Santa Ana, California  92706-2413


or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.

    10.6 No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of SJP and BCOIII. However, either SJP or BCOIII may issue at any time any press release or other public statement it believes on the advice of its counsel it is obligated to issue to avoid liability under the law relating to disclosures, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in such release or statement.

    IN WITNESS WHEREOF, the parties have set their hands and seals this 15th day of June, 1998.


                         BOULDER CAPITAL OPPORTUNITIES III, INC.

                         By:__________________________
                                   President

                         Attest:________________________
                                   Secretary

                         SONIC JET PERFORMANCE, LLC

                         By:___________________________
                                   Manager

                           Exhibit 7.2

                      STOCK SALE AGREEMENT

     This STOCK SALE AGREEMENT (the "Agreement"), dated as of
June 12, 1998, is made by and between Robert Soehngen, ("Seller") and Boulder Capital Opportunities III, Inc. ("Buyer").

     In consideration of One Hundred Thousand dollars and no/100ths ($100,000.00) paid herewith, Seller hereby sells to the Buyer, 100,000 shares (the "Shares") of common stock of Boulder Capital Opportunities III, Inc. free and clear of liens and encumbrances.

     Further, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of defining the terms and provisions of this Agreement and the Option hereby granted, Seller and Buyer hereby agree as follows:

     1. Terms of Exercise. The Option granted herein may be exercised by Buyer in whole or in part at any time or times on or before 5:00 p.m. as set forth in 2 c). Buyer may exercise the Option from time to time by delivering to escrow agent the amounts set forth in 2 below net to Seller for each Share (the "Exercise Price") for which Buyer is exercising the Option. Payment shall be made to Seller by bankcheck or wire transfer. Upon receipt by Escrow Agent of Buyer's payment, Escrow Agent shall transfer from the number of Shares so purchased upon the exercise of the Option.

     2.   Purchase Schedule Conditions.
          a)   Shares shall be held by Michael A. Littman, Escrow
Agent who may transfer the shares purchased upon concurrent payment of the purchase price to Escrow Agent.

          b) Buyer must purchase the shares within the time period specified below in order to maintain the option in force and effect. Failure to exercise the purchase in the given time period shall cause the option to be null and void.

         c)   432,500 of the shares of Boulder Capital
Opportunities III, Inc. @ $.14123 per share on or before December 1, 1998, by delivery of wired funds or cashier's check to the Escrow Agent, who is hereby then instructed to deliver the shares to Buyer or assigns.

     3.   Representations, Warranties and Covenants of Seller.
Seller hereby represents and warrants as follows:

          a) None of the representations or warranties made by Seller contains any untrue statement of material fact, or omits to state any material fact necessary to make the statements made, in the light of the circumstances under which they were made, not misleading.

          b)   The shares are unencumbered by any lien or claim.

     4. Unregistered Securities. The Shares have not been registered under the Securities Act of 1933, as amended (the
"Act"), however, the Shares may be sold or conveyed only pursuant to Rule 144.

     5. Notices. Any notice pursuant to this Agreement by Seller or Buyer shall be in writing and shall be deemed to have been duly given if delivered personally with written receipt acknowledged or mailed by certified mail five days after mailing, return receipt requested:

     If to Seller:


     If to Buyer:

          Robert Soehngen


     Any party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance herewith to the other party.

     6. This Option is conditional and shall not be exercisable unless and until Boulder Capital Opportunities III, Inc. has completed the acquisition of Sonic Jet Performance, LLC.

     7. All the covenants and provisions of this Agreement by or for the benefit of Buyer or Seller shall bind and inure to the benefit of their respective successors and assigns hereunder.

     8. Applicable Law. This Agreement shall be deemed to be a contract made under the laws of the State of Colorado and for all purposes shall be construed in accordance with the laws of said
State.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the day and year first above written.

Seller:                                 Buyer:
                                        Boulder Capital Opportunities III, Inc.

/s/Robert Soehngen                      By:/s/Robert Soehngen
Robert Soehngen                              President

                           Exhibit 7.3

                  SECURITIES PURCHASE AGREEMENT


      SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of June 17, 1998, among BOULDER CAPITAL OPPORTUNITIES III, INC., a corporation organized under the laws of the State of Colorado (the "Company"), SONIC JET PERFORMANCE, LLC, a limited liability company organized under the laws of the State of California ("SJP") and the purchasers (the "Purchaser") set forth on the execution page hereof (the "Execution Pages").

     WHEREAS:

      A. The Company, SJP and Purchaser are executing and delivering this Agreement in connection with the reliance by the Company and the Purchaser upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

     B. The Company and SJP have executed and entered into that certain Share Exchange Agreement, dated June 15, 1998 (the "Share Exchange Agreement"), whereby the Company will acquire substantially all of the assets and liabilities of SJP in exchange for common stock of the Company (the "Transaction"). After completion of the Transaction the Company will change its name to "Sonic JET Performance, Inc."

      C. The Company desires to sell, and Purchaser desires to purchase, upon the terms and conditions stated in this Agreement, 1,600 shares of the Company's Series A Convertible Preferred Stock, no par value (the "Preferred Shares"), convertible into shares of the Company's common stock, no par value (the "Common Stock"). The rights, preferences and privileges of the Preferred Shares, including the terms upon which such Preferred Shares are convertible into shares of Common Stock, are set forth in the form of Certificate of Designations, Preferences and Rights attached hereto as Exhibit A (the "Certificate of Designation"). The shares of Common Stock issuable upon conversion of the Preferred Shares or otherwise pursuant to the Certificate of Designation are referred to herein as the "Conversion Shares". The Preferred Shares, and the Conversion Shares are collectively referred to herein as the "Securities" and each of them may individually be referred to herein as a "Security."

     D. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit B (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

      NOW, THEREFORE, the Company, SJP and the Purchaser hereby agree as follows:

1.   PURCHASE AND SALE OF PREFERRED SHARES.

      (a) Purchase of Preferred Shares. On the Closing Date (as defined below), subject to the satisfaction (or waiver) of the conditions set forth in Section 7 and Section 8 below, the Company shall issue and sell to Purchaser, and Purchaser shall purchase from the Company, the Preferred Shares. The purchase price (the "Purchase Price") shall be One Million Five Hundred Thousand Dollars ($1,500,000.00) for the Preferred Shares.

     (b) Form of Payment. On the Closing Date, Purchaser shall pay the aggregate Purchase Price by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of duly executed certificates representing the Preferred Shares being purchased by Purchaser and the Company shall deliver such certificates against delivery of such aggregate Purchase Price.

     (c) Closing Date. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 7 and Section 8 below, the date and time of the issuance and sale of the Preferred Shares pursuant to this Agreement (the "Closing") shall be 12:00 noon, New York City time, on June 19, 1998, subject to a two business day grace period at either party's option, but in any event not later than June 26, 1998, or such other time as may be mutually agreed upon by the Company and the Purchaser (the "Closing Date"). The Closing shall occur at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers, LLP, 1401 Walnut Street, Philadelphia, Pennsylvania 19102.

2.   PURCHASER'S REPRESENTATIONS AND WARRANTIES

     Purchaser represents and warrants to the Company as follows:

     (a) Purchase for Own Account, Etc. Purchaser is purchasing the Preferred Shares for Purchaser's own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Purchaser understands that Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering the resale of any such Securities other than as contemplated by the Registration Rights Agreement. Notwithstanding anything in this Section 2(a) to the contrary, by making the representations herein, the Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements under the Securities Act.

       (b)    Accredited  Investor  Status.   Purchaser   is   an
"Accredited Investor" as that term is defined in Rule 501(a) of Regulation D.

     (c) Reliance on Exemptions. Purchaser understands that the Preferred Shares are being offered and sold to Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Preferred Shares.

     (d) Information. Purchaser and its counsel, if any, have been furnished all materials relating to the business, finances and operations of the Company and SJP and materials relating to the offer and sale of the Preferred Shares which have been specifically requested by Purchaser or its counsel. Purchaser and its counsel have been afforded the opportunity to ask questions of the Company and SJP. Neither such inquiries nor any other investigation conducted by Purchaser or its counsel or any of its representatives shall modify, amend or affect Purchaser's right to rely on the Company's or SJP's representations and warranties contained in Section 3 and Section 4 below. Purchaser understands that Purchaser's investment in the Preferred Shares involves a high degree of risk.

    (e)   Governmental Review.  Purchaser understands  that  no
United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Preferred Shares.

    (f) Transfer or Resale. Purchaser understands that (i) except as provided in the Registration Rights Agreement, the sale or resale of the Preferred Shares and the Conversion Shares have not been and are not being registered under the Securities Act or any state securities laws, and the Preferred Shares and the Conversion Shares may not be transferred unless (a) the resale of the Preferred Shares or the Conversion Shares, as applicable, has been registered thereunder; or (b) Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Preferred Shares or Conversion Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or
(c) the Preferred Shares or the Conversion Shares, as applicable, are sold under Rule 144 promulgated under the Securities Act (or a successor rule) ("Rule 144"); or (d) the Preferred Shares or the Conversion Shares, as applicable, are sold or transferred to an affiliate of Purchaser who agrees to sell or otherwise transfer the Preferred Shares or the Conversion Shares, as applicable, only in accordance with the provisions of this
Section 2(f) and who is an Accredited Investor; and (ii) neither the Company nor any other person is under any obligation to register such Preferred Shares or the Conversion Shares under the Securities Act or any state securities laws (other than pursuant to the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Preferred Shares or the Conversion Shares may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

    (g) Legends. Purchaser understands that the certificates for the Preferred Shares and, until such time as the Conversion Shares have been registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement or otherwise may be sold by Purchaser under Rule 144, the certificates for the Conversion Shares may bear a restrictive legend in substantially the following form:

     The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States. The securities represented hereby may not be offered, sold or transferred in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred under an available exemption from the registration requirements of those laws.

      The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped if, unless otherwise required by state securities laws, (a) the sale of such Security is registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement;
(b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities
Act; or (c) such holder provides the Company with reasonable assurances that such Security can be sold under Rule 144. Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, pursuant to an effective registration statement or under an exemption from the regitration requirements of the Securities Act.
In the event the above legend is removed from any Security and thereafter the effectiveness of a registration statement covering such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Purchaser the Company may require that the above legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or under Rule 144 and Purchaser shall cooperate in the replacement of such legend. Such legend shall thereafter be removed when such Security may again be sold pursuant to an effective registration statement or under Rule 144.

      (h) Authorization; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of Purchaser and are valid and binding agreements of Purchaser enforceable against Purchaser in accordance with their terms.

      (i) Residency. Purchaser is a resident of the jurisdiction set forth under Purchaser's name on the Execution Page hereto executed by Purchaser.

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company represents and warrants to Purchaser as follows:

      (a)   Organization and Qualification.  The
Company and each of its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its proper-ties and to carry on its business as now being conducted.
The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material
Adverse Effect" means any material adverse effect on (i) the Securities, (ii) the ability of the Company or SJP to perform its obligations hereunder or under the Certificate of Designation or the Registration Rights Agreement, (iii) the ability of the Company or SJP to consummate the Transaction or
(iv) the business, operations, properties, prospects or financial condition of the Company or SJP and their subsidiaries, taken as a respective whole.

      (b)   Authorization; Enforcement.  (i) The Company
has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement, to issue and sell the Preferred Shares in  accordance with  the  terms
hereof, to issue the Conversion Shares upon conversion of the Preferred Shares in accordance with the terms of the Certificate of Designation; (ii) the execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Preferred Shares and the issuance and reservation for issuance of the Conversion Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its
Board of Directors,  any  committee  of the  Board
of  Directors  or  the Company's  shareholders  is
required, and  (iii)  this  Agreement constitutes,
and, upon execution and delivery by the  Company  of
the   Registration   Rights  Agreement,  such agreements
will constitute,   valid  and  binding  obligations  of
the Company enforceable against the Company in accordance with their terms.

      (c)   Stockholder Authorization.  The Company
believes that neither the execution, delivery or per-formance of this Agreement or the Registration Rights
Agreement by the Company nor the consummation by it of the transactions contemplated hereby or thereby
(including, without limitation, the Transaction, the issuance of the Preferred Shares or the issuance, reservation for issuance or listing of the Conversion
Shares) requires any consent, approval or authorization of the Company's stockholders.

      (d)  Capitalization.  The capitalization of the
Company  as of  the  date  hereof  and the pro forma
capitalization  of  the Company  assuming the
consummation of the Transaction,  including the
authorized  capital stock, the number of shares
issued  and outstanding,  the  number  of shares
issuable  and  reserved  for issuance pursuant to the
Company's stock option plans, the number of
shares  issuable  and  reserved  for  issuance
pursuant to securities (other than the Preferred Shares)
exercisable  or exchangeable  for,  or convertible
into, any  shares  of  capital stock  is  set  forth
on Schedule 3(d).  All of such  outstanding shares of
capital stock have been, or upon issuance in
accordance with  the terms of any such warrants,
options or preferred stock, will  be,  validly
issued, fully paid  and  non-assessable.  No
shares  of  capital stock of the Company (including
the Preferred Shares,  the Conversion Shares) are
subject to preemptive  rights or any other similar
rights of the stockholders of the Company or any
liens or encumbrances.  Except for the Securities and
as set forth  on  Schedule 3(d), as of the date of
this  Agreement,  (i) there  are  no  outstanding
options, warrants, scrip,  rights  to subscribe  to,
calls or commitments of any character  whatsoever
relating  to,  or  securities  or  rights convertible
into or exercisable or exchangeable for, any shares of
capital  stock  of the  Company or any of its
subsidiaries, or arrangements by which the Company or
any of its subsidiaries is or may become bound  to
issue additional shares of capital stock of the
Company or any of its subsidiaries, and (ii) there are
no agreements or arrangements under which the Company
or any of its subsidiaries is obligated to register the
sale of any  of  its  or  their securities  under the
Securities Act (except  the  Registration Rights
Agreement).   Except as set forth on Schedule  3(d),
(i) there are no securities or instruments contain-ing antidilution or similar provisions that will be triggered by the issuance of the Securities in accordance with the terms of this Agreement, the Certificate of Designation, (ii) there are no outstanding securities or instruments of the Company or any ofits subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to redeem a security of the Company or any of its subsidiaries, and (iii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. The Company has furnished to the Purchaser true and correct copies of the Company's
Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation"), the Company's By-laws as in effect on the date hereof
(the "By-laws"), and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company. The Certificate of Designation, in the form attached hereto, will be duly filed prior to Closing with the Secretary of State of the State of Colorado and, upon the issuance of the Preferred Shares in accordance with the terms hereof, each Purchaser shall be entitled to the rights set forth therein.

      (e)   Issuance  of Shares.  The Preferred
Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability on the holders thereof.
The Conversion Shares are duly authorized and, in accordance with the Certificate of Designation reserved for issuance, and, upon conversion of the Preferred Shares in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

      (f)  No Conflicts.  The execution, delivery and
performance of this Agreement and the Registration Rights Agreement by the Company, the performance by the Company of its obligations  under the Certificate of Designation,
and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the Transaction, the issuance and reservation
for issuance, as applicable, of the Preferred Shares and Conversion Shares) will not (i) result in a violation of the Certificate of Incorporation or By-laws or (ii)
conflict with, or constitute a default (or an event which,
with notice or lapse  of time  or  both, would become a
default) under, or give to others any rights of
termination, amendment  (including, without limitation,
the  triggering  of any  anti-dilution provisions),
acceleration  or  cancellation of, any agreement, indenture
or instrument to which the Company or any of its subsidiaries is a party, or result  in a violation of any law, rule,
regulation, order, judgment or decree (including federal and state securities laws  and  regulations and rules or
regulations of any self-regulatory organizations to which
either  the  Company or its securities are subject)
applicable to the Company or any  of its subsidiaries or by
which any property or asset of the Company or any of its subsidiaries is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations that would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the
Company or any of its subsidiaries in default) under, nor has there  occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for  actual or possible violations, defaults or rights that would not,  individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted so long as Purchaser owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions for which either singly or in the aggregate would not have a Material Adverse
Effect.   Except as specifically contemplated by this Agreement and
the Registration Rights Agreement, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement or to perform its obligations under the Certificate of Designation, in each case in accordance with the terms hereof or thereof.

      (g)   SEC  Documents, Financial Statements. Since December
31, 1994, the Company has timely filed (within applicable extension periods) all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities
Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to the Purchaser true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings made prior to the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents filed prior to the date hereof, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements, (ii) liabilities not required by GAAP to be disclosed on a balance sheet prepared in accordance with GAAP, and (iii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in such financial statements, which liabilities and obligations referred to in clauses (i), (ii) and (iii), individually or in the aggregate, are not material to the financial condition or operating results of the Company. Neither the Company nor any of its subsidiaries or any of their officers, directors, employees or agents have provided the Purchaser with any material, nonpublic information.

      (h) Absence of Certain Changes. Since December 31, 1997, there has been no material adverse change and no material adverse development in the business, properties, operations, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, except as disclosed in Schedule 3(h) or in the SEC Documents filed prior to the date hereof.

     (i) Absence of Litigation. Except as set forth on Schedule 3(i) and as expressly disclosed in the SEC Documents filed prior to the date hereof, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such. There are no facts which, if known by a potential claimant or governmental authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any ofits subsidiaries, could reasonably be expected to have a Material Adverse Effect.

      (j) Intellectual Property. Each of the Company and its subsidiaries owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted and as described in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997. To the best knowledge of the Company, neither the Company nor any subsidiary of the Company infringes or is in conflict with any right of any other person with respect to any Intangibles which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received written notice of any pending conflict with or infringement upon such third party Intangibles, which alleged pending conflict or alleged infringement, if adversely determined, would result in a Material Adverse Effect. Except as disclosed in the SEC Documents filed prior to the date hereof, the termination of the Company's ownership of, or right to use, any single Intangible would not result in a Material Adverse Effect on the Company. Neither the Company nor any of its subsidiaries has entered into any consent agreement, indemnification agreement, forbearance to sue or settlement agreement with respect to the validity of the Company's or its subsidiaries' ownership or right to use its Intangibles and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful. The Intangibles are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in goodstanding. The Company and its subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the best knowledge of the Company, no person is infringing on or violating the Intangibles owned or used by the Company or its subsidiaries.

     (k) Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee. (l) Disclosure. All information relating to or concerning the Company set forth in this Agreement or provided to the Purchasers pursuant to Section 2(d) hereof or otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to the primary issuance of the Company's securities.

      (m) Acknowledgment Regarding Purchaser's Purchase of the Preferred Shares. The Company acknowledges and agrees that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, the relationship between the Company and the Purchaser is "arms length" and any statement made by Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to Purchaser's purchase of the Preferred Shares and has not been relied upon by the Company, its officers or its directors in any way. The Company further acknowledges that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

      (n) Form SB-2 Eligibility. The Company is currently eligible to register the resale ofits Common Stock on a registration statement on Form SB-2 under the Securities Act. There exist no facts or circumstances that would prohibit or delay the preparation and filing of a registration statement on Form SB-2 with respect to the Registrable Securities (as defined in the Registration Rights Agreement).

      (o) No General Solicitation. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as such term is defined in Regulation D, with respect to any of the Securities being offered hereby.

      (p) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act or any applicable stockholder approval provisions.

     (q) No Brokers. Except for a consulting fee payable to CDC Consulting, Inc. In the amount of 400,000 shares of Common Stock, the Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by any Purchaser relating to this Agreement or the transactions contemplated hereby.

     (r)   Acknowledgment of Dilution.  The number of Conversion
Shares issuable upon conversion of the Preferred Shares may increase in certain circumstances, including if the trading price of the Common Stock declines. The Company's executive officers have studied and fully understand the nature of the Securities being sold hereunder. The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Shares in accordance with the Certificate of Designation is absolute and unconditional, regardless of the dilution that such issuance may have on the ownership interests of other stockholders. Taking the foregoing into account, the Company's Board of Directors has determined in its good faith business judgment that the issuance of the Preferred Shares hereunder and the consummation of the other transactions contemplated hereby are in the best interests of the Company and its stockholders.

      (s) Title. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and merchantable title to all personal property owned by them that is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(s) or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property
by the Company and its subsidiaries.   Any real property and facilities
held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

      (t) Tax Status. Except as set forth on Schedule 3(t), the Company and each of its subsidiaries has made or filed all foreign, federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except as set forth on Schedule 3(t), there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. Except as set forth on Schedule 3(t), none of the Company's tax returns is presently being audited by any taxing authority.

      (u) Environmental Laws. The Company and each of its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

      (v) Regulatory Permits. The Company and each of its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

      (w) No Other Agreements. The Company has not, directly or indirectly, made any agreements with Purchaser relating to the terms or conditions of the transactions contemplated by this Agreement, the Certificate of Designation and the Registration Rights Agreement except as set forth in such documents.

      (x) Eligibility for Sale Under Rule 144. The Company's Common Stock is eligible for resale under Rule 144 promulgated under the Securities Act of 1933, as amended, without regard to the status of any holder of such Common Stock as an affiliate of the Company or any applicable holding period thereunder. Upon consummation of the Transaction, Kapher Trust will not be an affiliate of the Company. For the purposes of this Section 3(x), the term "affiliate" shall be defined as set forth in section (a)(1) of Rule 144 promulgated under the Securities Act ("Rule 144").

4.   REPRESENTATIONS AND WARRANTIES OF SJP.

  SJP represents and warrants to each Purchaser as follows:

      (a) Organization and Qualification. SJP and each of its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted.
SJP and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect.

      (b) Authorization; Enforcement. (i) SJP has the requisite corporate power and authority to enter into and perform its obligations under this Agreement; (ii) the execution, delivery and performance of this Agreement by SJP and the consummation by it of the transactions contemplated hereby (including, without limitation, the Transaction) have been duly authorized by SJP's Board of Directors and no further consent or authorization of SJP, its Board of Directors, any committee of the Board of Directors or SJP's shareholders is required; and (iii) this Agreement constitutes valid and binding obligations of SJP enforceable against SJP in accordance with their terms.

      (c) Stockholder Authorization. Neither the execution, delivery or performance of this Agreement by SJP nor the consummation by it of the transactions contemplated hereby (including, without limitation, the Transaction) requires any consent, approval or authorization of SJP's stockholders.

      (d) Capitalization. The capitalization of SJP as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to SJP's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities exercisable or exchangeable for, or convertible into, any shares of capital stock is set forth on Schedule 4(d). All of  such outstanding shares of capital stock have been,  or upon  issuance in accordance with the terms of any such warrants, options  or preferred stock, will be, validly issued,
fully  paid and  non-assessable.   No  shares of capital  stock  of  SJP
are subject to preemptive rights or any other similar rights of the stockholders of SJP or any liens or encumbrances. Except for the Securities and as set forth on Schedule 4(d), as of the date of this Agreement,
(i) there are no outstanding options, warrants, scrip,  rights  to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of SJP or any of its subsidiaries, or arrangements by which SJP or any of its subsidiaries is or may become bound to issue additional shares of capital stock of
SJP or any of its subsidiaries, and (ii) there are no agreements or arrangements under which SJP or any of its subsidiaries is obligated to register the sale of any of its or their securities under the
Securities Act.  Except as set forth on Schedule 4(d), (i)there are no
securities  or  instruments   containing antidilution or similar provisions
that will be triggered by the execution of this Agreement, (ii) there are no outstanding securities or instruments of SJP or any of its subsidiaries which contain any redemption or similar provisions, and there  are  no contracts, commitments, understandings or arrangements by which SJP or any of its subsidiaries is or may become bound to redeem a security of SJP or any of its subsidiaries, and (iii) SJP does not have any stock appreciation rights or "phantom stock" plans or agreements or
any  similar  plan  or  agreement.   SJP  has furnished  to  the  Purchaser
true and correct copies of SJP's Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation"), SJP's
By-laws as in effect on the date hereof (the "By-laws"), and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of SJP.

      (e) No Conflicts. The execution, delivery and performance of this Agreement by SJP and the consummation by SJP of the transactions contemplated hereby and thereby (including, without limitation, the Transaction) will not (i) result in a violation of the Certificate of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which, with notice  or lapse of time or both, would become a default) under, or give to others  any rights of termination, amendment (including, without limitation, the triggering of any anti-dilution provisions), acceleration or cancellation of, any agreement,  indenture  or instrument to which SJP or any of its subsidiaries is a party, or result  in  a  violation  of  any law, rule,  regulation, order, judgment or decree (including federal and state securities laws and regulations and rules or regulations of any self- regulatory organizations to which either SJP or its securities are subject) applicable to SJP or any of its subsidiaries or by which any property or asset of SJP or any of
its subsidiaries is bound  or affected   (except,  with  respect  to clause
(ii),  for   such conflicts,  defaults, terminations,  amendments,
accelerations, cancellations and violations that would not, individually or  in the  aggregate, have a Material Adverse Effect).  Neither SJP nor any of its subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither SJP nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put SJP or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both)  any rights  of  termination,  amendment, acceleration or  cancellation of, any  agreement, indenture  or instrument  to which
SJP or any of its subsidiaries is a party, except for actual or possible violations, defaults or rights that would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of SJP and its subsidiaries are not being conducted, and shall not be conducted so long as Purchaser owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions for which either singly or in the aggregate
would not have a Material Adverse Effect.   Except as specifically
contemplated by this Agreement and the Registration Rights Agreement, SJP is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof.

      (f) Absence of Certain Changes. Since December 31, 1997, there has been no material adverse change and no material adverse development in the business, properties, operations, prospects, financial condition or results of operations of SJP and its subsidiaries, taken as a whole, except as disclosed in Schedule 4(f) or in the Disclosure Materials (as defined below).

     (g) Absence of Litigation. Except as set forth on Schedule 4(g) and as expressly disclosed in the Disclosure Materials (as defined below) filed prior to the date hereof, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of SJP or any of its subsidiaries, threatened against or affecting SJP, any of its subsidiaries, or any of their respective directors or officers in their capacities as such. There are no facts which, if known by a potential claimant or governmental authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to SJP or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect.

     (h)    Intellectual  Property.   Each  of  SJP and  its subsidiaries
owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted and as described in the Disclosure Materials (as defined below). To the best knowledge of SJP, neither SJP nor any subsidiary of SJP infringes or is in conflict with any right of any other person with respect to any Intangibles which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. Neither SJP nor any of its subsidiaries has received written notice of any pending conflict with or infringement upon such third party Intangibles, which alleged pending conflict or alleged infringement, if adversely determined, would result in a Material Adverse Effect. Except as disclosed in the Disclosure Materials (as defined below), the termination of SJP's ownership of, or right to use, any single Intangible would not result in a Material Adverse Effect on SJP. Neither SJP nor any of its subsidiaries has entered into any consent agreement, indemnification agreement, forbearance to sue or settlement agreement with respect to the validity of SJP's or its subsidiaries' ownership or right to use its Intangibles and, to the best knowledge of SJP, there is no reasonable basis for any such claim to be successful. The Intangibles are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is
the  subject of cancellation   or   other  adversarial proceedings, and all
applications therefor are pending and in good standing. SJP and its subsidiaries have complied, in all material respects, with their respective
contractual  obligations  relating   to the protection of the Intangibles
used pursuant to licenses. To the best knowledge of SJP, no person is infringing on or violating the Intangibles owned or used by SJP or its subsidiaries.

      (i) Foreign Corrupt Practices. Neither SJP, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of SJP or any subsidiary has, in the course of his actions for, or on behalf of, SJP, used any corporate funds for any
unlawful contribution,    gift, entertainment  or other unlawful expenses
relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

      (j) Disclosure. All information relating to or concerning SJP set forth in this Agreement or provided to the Purchasers pursuant to Section 2(d) hereof or otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and SJP has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to SJP or its subsidiaries or their respective businesses, properties, prospects, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by SJP in a registration statement filed on the date hereof by SJP under the Securities Act with respect to the primary issuance of SJP's securities.

      (k) Acknowledgment Regarding Purchaser's Purchase of the Preferred Shares. SJP acknowledges and agrees that the Purchaser is not acting as a financial advisor or fiduciary of SJP (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, the relationship between SJP and the Purchaser is "arms-length" and any statement made by any Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to Purchaser's purchase of the Preferred Shares and has not been relied upon by SJP, its officers or its directors in any way. SJP further acknowledges that SJP's decision to enter into this Agreement has been based solely on an independent evaluation by SJP and its representatives.

     (l) No Brokers. Except for a consulting fee payable to CDC Consulting, Inc. In the amount of 400,000 shares of Common Stock, SJP has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by any Purchaser relating to this Agreement or the transactions contemplated hereby.

      (m)   Title.   SJP  and  its  subsidiaries have  good  and marketable
title in fee simple to all real property and good and merchantable title to all personal property owned by them that is material to the business of SJP and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 4(m) or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by SJP and its subsidiaries. Any real property and facilities held under lease by SJP and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by SJP and its subsidiaries.

      (n) Tax Status. Except as set forth on Schedule 4(n), SJP and each of its subsidiaries has made or filed all foreign, federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that SJP and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except as set forth on Schedule 4(n), there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of SJP know of no basis for any such claim. SJP has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. Except as set forth on Schedule 4(n), none of SJP's tax returns is presently being audited by any taxing authority.

      (o) Environmental Laws. SJP and each of its subsidiaries (i) are in compliance with any and all Environmental Laws, (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

      (p) Regulatory Permits. SJP and each of its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither SJP nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

      (q)   No  Other  Agreements.   SJP  has  not, directly or indirectly,
made any agreements with Purchaser relating to the terms or conditions of the transactions contemplated by this Agreement, the Certificate of Designation and the Registration Rights Agreement except as set forth in such documents.

      (r) Disclosure Materials. The financial statements of SJP dated December 31, 1997 and any other financial statements delivered by SJP to the Purchasers (the "Financial Statements" and, together with the Schedules to this Agreement and other documents and information furnished by or on behalf of SJP at any time prior to the Closing, the "Disclosure Materials") comply in all material respects with applicable accounting requirements. Such Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such

Financial Statements or the notes thereto, and fairly present in all material respects the financial position of SJP as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments. There are not liabilities, contingent or otherwise, of SJP involving material amounts not disclosed in said Financial Statements. The Disclosure Materials do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Since
December 31, 1997 there has been no event, occurrence or development that has had or that could have or result in a Material Adverse Effect.

5   COVENANTS.

     (a) Best Efforts. The parties shall use their best efforts timely to satisfy each of the conditions described in Section 7 and Section 8 of this Agreement.

     (b)  Form D: Blue Sky Laws.  The Company shall file with the SEC  a
Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchaser pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to the Purchasers on or prior to the Closing Date.

      (c)    Reporting  Status.   So  long  as   any Purchaser beneficially
owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. In addition, the Company shall take all actions necessary to continue to be eligible to register the resale of its Common Stock on a registration statement on Form SB2 under the Securities Act.

      (d) Use of Proceeds. The Company shall use the proceeds from the sale of the Preferred Shares as set forth in Schedule 5(d).

      (e) Expenses. Except as otherwise provided herein and in Section 5 of the Registration Rights Agreement, each party hereto shall be responsible for its own expenses incurred in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith.

      (f) Financial Information. The Company shall send the following reports to Purchaser until Purchaser transfers, assigns or sells all of its Securities: (i) within 10 days after the filing with the SEC, a copy of its Annual Report on Form 10-KSB, its Quarterly Reports on Form 10-QSB, its proxy statements and any Current Reports on Form 8-K; (ii) within one day after release, copies of all press releases issued by the Company or any of its subsidiaries; and (iii) copies of any notices and other information made available or given to shareholders of the Company generally, contemporaneously with making available or giving thereof to such shareholders.

      (g) Reservation of Shares. The Company shall at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Preferred Shares and issuance of the Conversion Shares in connection therewith, subject to and as otherwise required by the Certificate of Designation, as applicable.

      (h) Listing. The Company shall promptly secure the listing of the Conversion Shares upon the American Stock Exchange ("AMEX"), the New York Stock Exchange ("NYSE"), the Nasdaq National Market ("NNM"), the Nasdaq SmallCap Market ("SmallCap") or in the over-the-counter market on the electronic bulletin board (the "Bulletin Board") and will comply in all respects with the reporting, filing and other obligations under the Listing Standards, Policies and Requirements of the AMEX and the bylaws or rules of the NYSE and the National Association of Securities Dealers, Inc., as applicable and shall maintain, so long as Purchaser (or any of their affiliates) own any Securities, such listing of all Conversion Shares from time to time issuable upon conversion of the Preferred Shares, as applicable. The Company shall promptly provide to each holder of Preferred Shares copies of any notices it receives regarding the continued eligibility of the Common Stock for trading on any securities exchange or automated quotation system on which securities of the same class or series issued by the Company are then listed or quoted, if any.

       (i)    Corporate  Existence.   So  long as a Purchaser beneficially
owns any Securities, the Company shall maintain its corporate existence, and in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, the Company shall ensure that the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the Certificate of Designation (except as otherwise provided therein) and the agreements and instruments entered into in connection herewith regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to effect the conversion of all Preferred Shares outstanding as of the date of such transaction and (ii) is a publicly traded corporation whose common stock is listed for trading on the AMEX, NYSE, NNM, SmallCap or the Bulletin Board. Notwithstanding the foregoing, the Company covenants and agrees that it will not engage in any merger, consolidation or sale of all or substantially all of its assets at any time prior to the effectiveness of the registration statement required to be filed pursuant to the Registration Rights Agreement without (A) providing Purchaser with written notice of such transaction at least 60 days prior to the consummation of such transaction, (B) obtaining the written consent of the Purchaser on or before the 10th day after the delivery of such notice by the Company, and (C) publicly announcing such transaction.

      (j) No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for purposes of any stockholder approval provision applicable to the Company or its securities.

      (k)   Legal  Compliance.   The Company  shall conduct  its business and
the business of its subsidiaries in compliance with all laws, ordinances or regulations of governmental entities applicable to such businesses, except where the failure to do so would not have a Material Adverse Effect.

      (l) Filing of Form 8-K. On or before the first (1st) business day following the Closing Date, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by this Agreement, the Certificate of Designation and the Registration Rights Agreement in the form required by the Exchange Act.

      (m) Capital and Surplus; Special Reserves. The amount to be represented in the capital account for the Series A Preferred Stock at all times for each outstanding share of Series A Preferred Stock shall be an amount equal to the Redemption Amount therefor.

      (n) Additional Equity Capital; Right of First Offer. The Company and SJP agree that during the period beginning on the date hereof and ending on the date which is 180 days following the Closing Date (the "Lock-Up Period"), the Company will not obtain additional financing in which any equity or equity- linked securities are issued (including any debt financing with an equity component) ("Future Offerings") without first obtaining the written consent of the Purchaser. In addition, during the period beginning on the date hereof and ending 180 days following the expiration of the Lock-Up Period, the Company will not conduct a future offering unless it shall have first delivered to Purchaser, at least ten
(10) business days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including the terms and conditions thereof, and providing Purchaser and its affiliates an option during the ten (10) business day period following delivery of such notice to purchase all of the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering
(the limitation referred to in this Section 5(n) is referred to as the "Capital Raising Limitation"). The Capital Raising Limitation shall not apply
to any transaction involving issuances of   securities  as consideration in
a merger, consolidation or acquisition of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or as consideration for the acquisition of a business, product or license by the Company. The Capital Raising Limitation also shall not apply to (i) the issuance of securities pursuant to an
underwritten   public offering, (ii)  the  issuance  of securities  upon
exercise or conversion   of   the  Company's  options, warrants  or  other
convertible securities outstanding as of the date hereof or (iii) the grant of additional options or warrants, or the issuance of additional securities, under any duly authorized Company stock option or restricted stock plan for the benefit of the Company's employees or directors.

      (o) The Company shall have filed, within ten (10) days of the Closing hereunder, a complete application on Form 211 with the National Association of Securities Dealers seeking approval for the quotation of the Company's Common Stock in the over the counter market on the Electronic Bulletin Board by the National Association of Securities Dealers, Inc.

6   TRANSFER AGENT INSTRUCTIONS.

      (a) The Company shall instruct its transfer agent to issue certificates, registered in the name of each Purchaser or its nominee, for the Conversion Shares in such amounts as specified from time to time by such Purchaser to the Company upon conversion of the Preferred Shares, as applicable.

      (b) The Company warrants that no instruction other than such instructions referred to in this Section 6, and stop transfer instructions to give effect to Section 2(f) hereof in the case of the transfer of the Conversion Shares prior to registration of the Conversion Shares under the Securities Act or without an exemption therefrom, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way each Purchaser's obligations and agreement set forth in Section 2(g) hereof to resell the Securities pursuant to an effective registration statement or under an exemption from the registration requirements of applicable securities law.

      (c) If a Purchaser provides the Company and the transfer agent with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Preferred Shares to be sold or transferred may be sold or transferred pursuant to an exemption from registration, or a Purchaser provides the Company with reasonable assurances that such Preferred Shares may be sold under Rule 144, the Company shall permit the transfer and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by Purchaser.

7   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

      The obligation of the Company hereunder to issue and sell the Preferred Shares to Purchaser at the Closing is subject to the satisfaction, at or before the Closing, of each of the following conditions, provided that such conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing prior written notice to each Purchaser.

      (a) The Purchaser shall have executed this Agreement and the Registration Rights Agreement, and delivered executed copies to the Company.

      (b) The Purchaser shall have delivered the Purchase Price for the Preferred Shares in accordance with Section 1(b) above.

      (c) The representations and warranties of the Purchaser shall be true and correct as of the date when made and as of the date and time of such closing as though made at that time (except for representations and warranties that relate to a different date, which shall be true and correct as of such date), and the Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Closing Date.

      (d) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby that prohibits the consummation of any of the transactions contemplated by this Agreement.

8   CONDITIONS TO PURCHASER'S OBLIGATION TO PURCHASE.

      The obligation of Purchaser hereunder to purchase the Preferred Shares to be purchased by it at the Closing and the payment of the Purchase Price is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that such conditions are for Purchaser's sole benefit and may be waived by Purchaser at any time in such Purchaser's sole discretion:

      (a) The Company and SJP shall have executed this Agreement and the Company shall have executed the Registration Rights Agreement, and each shall have delivered executed copies to Purchaser.

     (b) The Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Colorado and a copy thereof certified by the Secretary of State of the State of Colorado shall have been delivered to Purchaser.

      (c) The Company shall have delivered to Purchaser duly executed certificates (each in such denominations as Purchaser shall request)
representing  the  Preferred  Shares  being   so purchased by Purchaser in
accordance with Section 1(b) above.

      (d) The Common Stock shall be authorized for quotation and listed on the AMEX, the NYSE, the NNM, the SmallCap or the Bulletin Board and trading in the Common Stock (or the AMEX, the NYSE, the NNM, the SmallCap generally or the Bulletin Board) shall not have been suspended by the SEC, the AMEX, the NYSE, the NNM, the SmallCap or the Bulletin Board, as applicable, and the Conversion Shares shall be listed on the AMEX, the NYSE, the NNM, the SmallCap or the Bulletin Board, as applicable.

      (e) The representations and warranties of the Company and SJP shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that relate to a different date, which shall be true and correct as of such date) and the Company and SJP shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company or SJP, as applicable at or prior to the Closing Date. Such Purchaser shall have received certificates, executed by the Chief Executive Officer of the Company and of SJP, dated as of the Closing Date to the foregoing effect and as to such other matters as Purchaser may reasonably request.

      (f) No litigation, statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or  governmental
authority of competent jurisdiction or any self regulatory   organization
having  authority  over  the   matters contemplated hereby that questions the
validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

      (g) Purchaser shall have received an opinions of the Company's dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Purchaser and in substantially the form of Exhibit C attached hereto. Purchaser shall be entitled to receive, and rely upon, an opinion of SJP's counsel, dated as of the closing of the Transaction, in form, scope and substance reasonably satisfactory to the Purchaser in connection with the consummation of the Transaction.

      (h) The Company shall have delivered evidence reasonably satisfactory to the Purchaser that the Company's transfer agent has agreed to act in accordance with irrevocable instructions in the form attached hereto as Exhibit D.

      (i) There shall have been no material adverse changes and no material adverse developments in the business, properties, operations, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, or SJP and its subsidiaries, taken as a whole, since the date hereof, and no information, of which the Purchasers are not currently aware, shall come to the attention of the Purchaser that is materially adverse to the Company or SJP.

      (j) The Board of Directors of the Company and the Board of Directors of SJP shall have adopted resolutions consistent with Section 3(b) (ii) and
Section 4(b)(ii) above, respectively, and in a form reasonably acceptable to such Purchaser.

      (k) The Company and SJP shall have delivered to Purchaser certificates evidencing the incorporation and good standing of the Company and each of its subsidiaries and of SJP and each of its subsidiaries in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within ten days of the Closing Date.

      (l) The Company and SJP shall have delivered to Purchaser certified copies of their respective Articles of Incorporation as certified by the Secretary of State of their respective states of incorporation within ten days of the Closing Date.

      (m) The Company and SJP shall have delivered to Purchaser secretary's certificates, dated as of the Closing Date, as to (i) the resolutions described in Section 7(j), (ii) their respective Certificates of Incorporation and (iii) their respective Bylaws, each as in effect at the Closing.

      (n) SJP shall have obtained and delivered to Purchaser written evidence of the consent of each member of SJP to the Transaction, and the Transaction shall have been consummated in accordance with the Share
Exchange Agreement. The Purchaser and its counsel shall have the right to review and approve, in their sole and absolute discretion, all documentation and matters related thereto. SJP and the Company shall have delivered to the Purchaser copies of an executed Bill of Sale and an executed Assumption Agreement, or similar documents evidencing the consummation of the Transaction.

      (o) All of the "CONDITIONS TO PURCHASER'S OBLIGATION TO PURCHASE" set forth in Section 8 that certain Securities Purchase Agreement, dated as of June 17, 1998, among the Purchaser and Kapher Trust shall have been satisfied.

     (p) The Company shall have cancelled or retired to treasury at least 400,000 shares of Common Stock as set forth on Schedule 3(d) hereto.

a   GOVERNING LAW; MISCELLANEOUS.

      (a) Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado applicable to contracts made and to be performed in the State of Colorado. The Company and SJP irrevocably consent to the jurisdiction of the United States federal courts and the state courts located in the State of Colorado in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and SJP irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company and SJP further agree that service of process mailed by first class mail shall be deemed in every respect effective service of process in any such suit or proceeding. Nothing herein shall affect the right of Purchaser to serve process in any other manner permitted by law. The Company and SJP agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     (b) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

      (c)   Headings.   The headings of this Agreement  are  for convenience
of reference and shall not form part of, or affect the interpretation of, this Agreement.

     (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

      (e) Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the Purchasers, the Company, SJP, their affiliates and persons acting on their behalf with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company, SJP nor Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company, SJP and Purchaser.

     (f) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail
(return receipt  requested)   or   delivered personally or by courier or by
confirmed facsimile, and shall be effective upon receipt or refusal of receipt, if delivered personally or by courier or confirmed facsimile, in each case addressed to a party. The addresses for such communications shall be:
               If to the Company:

               BOULDER CAPITAL OPPORTUNITIES III, INC.
               2434 Vine Place
               4750 Table Mesa Drive
               Boulder, CO 80304
               Facsimile:
               Attn: Robert Soehngen

               with  a  copy simultaneously transmitted by  like means to:

               Michael A. Littman, Esquire
               10200 W. 44th Avenue, #400
               Wheat Ridge, CO 80033
               Facsimile: (303) 422-7796

               If to SJP:
               SONIC JET PERFORMANCE, LLC
               15662  Commerce Lane
               Huntington Beach, CA 92649
               Facsimile:
               Attn: Albert Mardikian
                with  a  copy simultaneously transmitted by  like means to:

                Law Offices of Pasquale P. Caiazza
                1625 West 22nd Street
                Santa Ana, CA 92706-2413 Facsimile:
                (714) 543-2971
                Attn: Christopher A. Morgan, J.D.


     If to Purchaser, to such address set forth under Purchaser's name on the Execution Page hereto executed by Purchaser.

      Each party shall provide notice to the other parties of any change in address.

      (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns, including, but not limited to, the corporation which is the surviving entity in the Transaction. Except as provided herein or therein, neither the Company, SJP nor any Purchaser shall assign this Agreement or the Registration Rights Agreement or any rights or obligations hereunder or thereunder. Notwithstanding the foregoing, Purchaser may assign its rights hereunder to any of its "affiliates" (as that term is defined under the Exchange Act) who are Accredited Investors without the consent of the Company (provided such assignees agree to be bound by all of the terms and conditions hereof), or to any other person or entity with the consent of the Company, which consent shall not be unreasonably withheld. This provision shall not limit Purchaser's right to transfer the Securities pursuant to the terms of the Certificate of Designation and this Agreement or to assign such Purchaser's rights hereunder or thereunder to any such transferee.

      (h) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

      (i) Survival. The representations, warranties, agreements and covenants of the Company and SJP set forth in Sections 3, 4, 5, 6 and 9 hereof shall survive the Closing notwithstanding any investigation conducted by or on
behalf of Purchaser.   None  of the representations and warranties made by the
Company or SJP, as applicable, herein  shall  act as a  waiver  of  any rights  or remedies  Purchaser may have under applicable federal  or  state
securities  laws.   The Company and/or SJP, as applicable, shall indemnify and hold harmless Purchaser and each Purchaser's officers, directors, employees, partners, members, agents and affiliates for all losses or damages arising as a result of or related to any breach or alleged breach by the Company and/or SJP, as applicable, of any of its representations or covenants set forth herein, including advancement of reasonable expenses as they are incurred.

      (j) Publicity. The Company and each Purchaser shall have the right to review before issuance any press releases, SEC filings, filings with the AMEX, NYSE, the NNM, the SmallCap or the Bulletin Board, as applicable, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior review of the Purchasers, to make any press release, SEC filings or filings with the AMEX, NYSE, the NNM, the SmallCap or the Bulletin Board, as applicable, with respect to such transactions as is required by applicable law and regulations (although the Purchaser shall be consulted by the Company in connection with any such press release and filing prior to its release and shall be provided with a copy thereof).

      (k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

      (l) Termination. In the event that the Closing shall not have occurred on or before June __, 1998, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against another party hereto for a breach of this Agreement prior to or relating to the termination hereof.

      (m) Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement, the Certificate of Designation and the Registration Rights Agreement. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

      (n)   Equitable Relief.  The Company and SJP, respectively,
acknowledge that a breach by it of its obligations hereunder will cause irreparable harm to Purchaser by vitiating the intent and purpose of
the transactions contemplated hereby.   Accordingly, the Company and SJP,
respectively, acknowledge that the remedy at law for a breach of its obligations hereunder (including, but not limited to, its obligations pursuant to Section
6 hereof) will be inadequate and agree, in the event of a breach or threatened breach by the Company or by SJP of the provisions of this Agreement (including, but not limited to, its obligations pursuant to Section 5 hereof), that Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer of the Securities, without the necessity of showing economic loss and without any bond or other security being required.


             [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

BOULDER CAPITAL OPPORTUNITIES, INC.

    By:

    Name:

    Title:

SONIC JET PERFORMANCE, LLC.

    By:

    Name:

    Title:

PURCHASER:

JNC STRATEGIC FUND LTD.


By:

Name:

Title:

RESIDENCE: Cayman Islands

ADDRESS:  c/o Olympia Capital (Cayman) Ltd.
          Williams House
          20 Reid Street
          Hamilton HM11
          Bermuda
          Telecopy: (441) 295-2305
          Attention: Thomas Davis

with copies of all notices to:

          Encore Capital
          Management, L.L.C.
          12007 Sunrise Valley Drive
          Suite 460
          Reston, VA 20191
          Telecopy: (703) 476-7711)
          Attn: Neil T. Chau

                          Exhibit 7.4

                  CERTIFICATE OF DESIGNATIONS, PREFERENCES AND  RIGHTS

                                         of

                         SERIES A CONVERTIBLE PREFERRED STOCK

                                         of

                       BOULDER CAPITAL OPPORTUNITIES III, INC.

     (Pursuant to Section 7-106-102 of the Colorado Business Corporation Act)



      Boulder Capital Opportunities III, Inc., a corporation organized and existing under the laws of the State of Colorado (the "Corporation"), hereby
certifies  that   the   following resolutions were  adopted  by the  Board  of
Directors of the Corporation pursuant to authority of the Board of Directors as required by Section 7-5-101 of the Colorado Business Corporation Act.

      RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (the "Board of Directors" or the "Board") in accordance with the provisions of its Certificate of Incorporation and Bylaws, each as amended and restated through the date hereof, the Board of Directors hereby authorizes a series of the Corporation's previously authorized Preferred Stock, no par value (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows:

             I.  DESIGNATION AND AMOUNT

      The designation of this series, which consists of 1,600 shares of Preferred Stock, is the Series A Convertible Preferred Stock (the "Series A Preferred Stock") and the face amount shall be One Thousand U.S. Dollars ($1,000.00) per share (the "Face Amount").


                  II.  NO DIVIDENDS

     The Series A Preferred Stock will bear no dividends, and the holders of the Series A Preferred Stock shall not be entitled to receive dividends on the Series A Preferred Stock.


              III.  CERTAIN DEFINITIONS

      For purposes of this Certificate of Designation, the following terms shall have the following meanings:

      A. "Closing Bid Price" means, for any security as of any date, the closing bid price of such security on,the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to holders of a majority of the then outstanding shares of Series A
Preferred Stock if Bloomberg Financial Markets is not then reporting closing bid prices of such security (collectively, "Bloomberg"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc., in each case for such date, if such date was not a trading date for such security, on the next preceding date  which was  a  trading
date.   If the  Closing  Bid  Price  cannot  be calculated  for such security as of either date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation and reasonably acceptable to holders of a majority of the then outstanding shares of Series A Preferred Stock, with the costs of such appraisal to be borne by the Corporation.

      B. "Conversion Date" means, for any Conversion, the date specified in the notice of conversion in the form attached hereto (the "Notice of Conversion"), so long as the copy of the Notice of Conversion is faxed
(or delivered by other means resulting in notice) to the Corporation before 11:59 p.m., New York City time, on the Conversion Date indicated in the Notice of Conversion. If the Notice of Conversion is not so faxed or otherwise delivered before such time, then the Conversion Date shall be the date the holder faxes or otherwise delivers the Notice of Conversion to the Corporation.

      C.    "Conversion  Price"  means the  lower  of the  Fixed Conversion
Price and the Variable Conversion Price, each in effect as of such date and subject to adjustment as provided herein.

      D. "First Conversion Date" means the earliest of (i) the 75th day following the Issuance Date, (ii) the date the Corporation makes a public announcement that it intends to merge or consolidate with any other entity (other than a merger in which the Corporation is the surviving or continuing entity and the voting capital stock of the Corporation immediately prior to such merger represents at least 50% of the voting power of the capital stock of the Corporation after the merger) or to sell or transfer
all  or  substantially  all  of  the assets   of the Corporation,  (iii)  the
date any person, group or entity (including the Corporation) publicly announces a tender offer, exchange offer or another transaction to purchase 50% or more of the Corporation's outstanding Common Stock or otherwise publicly announces an intention to replace a majority of the Corporation's Board of Directors by waging a proxy battle or otherwise, (iv) the date on which the Registration Statement required to be filed by the Corporation pursuant to Section 2(a) of that certain Registration Rights by and among the Corporation and the other signatories thereto dated June 16, 1998 (the "Registration Rights Agreement") is declared effective by the United
States Securities and Exchange Commission (the "SEC") or (v) the date on which a Redemption Event described in Article VIII.A(vi) occurs.

      E. "Fixed Conversion Price" means $4.00 and shall be subject to adjustment as provided herein.

      F. "Issuance Date" means the date of the closing under the Securities Purchase Agreement by and among the Corporation and the purchasers named therein with respect to the initial issuance of the Series A Preferred Stock (the "Securities Purchase Agreement").

      G.    "N" means the number of days from, but excluding, the Issuance Date.

      H.    "Premium" means an amount equal to (.08) x (N/365)  x (1,000).

      I. "Variable Conversion Price" means, as of any date of determination, in the event the average of the Closing Bid Prices for the Common Stock during the, twenty (20) consecutive trading days immediately preceding such date of determination is less than the Fixed Conversion Price (subject to equitable adjustment for any stock splits, stock, dividends, reclassifications or similar events during such 20 trading day period), the amount obtained by multiplying 0.75 by the average of the five lowest Closing Bid Prices for the Common Stock during the twenty
(20) consecutive trading days immediately preceding such date of determination and shall be subject to adjustment as provided herein. Otherwise, the Variable Conversion Price shall be equal to the Fixed Conversion Price.

                   IV.  CONVERSION

     A. Conversion at the Option of the Holder. (i) Subject to the limitations on conversions contained in Paragraph C of this Article IV, each holder of shares of Series A Preferred Stock may, at any time and from time to time on or after the First Conversion Date, convert (an "Optional Conversion") each of its shares of Series A Preferred Stock into a number of fully paid and nonassessable shares of Common Stock determined in accordance with the following formula:

                        1,000
                  Conversion Price

or in accordance with the following formula if the Corporation does not timely redeem the Premium thereon in accordance with subparagraph (ii) below:

                      1,000 + the Premium
                       Conversion Price

           (ii) (a) The Corporation shall have the right, in its sole discretion, upon receipt of a Notice of Conversion or in the event of a Required Conversion at Maturity, to redeem any portion of the Premium subject to such conversion for a sum of cash equal to the amount of the Premium being so
redeemed.   All  cash redemption  payments hereunder shall be paid in lawful money of the United States of America at such address for the holder as appears on the record books of the Corporation (or at such other address as
such holder shall hereafter give to the Corporation by written  notice).   In
the event the Corporation so elects to redeem all or any portion of the Premium in cash and fails to pay such holder the applicable redemption amount to which such holder is entitled by depositing a check in the U.S. Mail to such holder within three (3) business days of receipt by the Corporation of a
Notice  of  Conversion (in the case of a redemption in connection with an
Optional Conversion) or the Maturity Date (in the case of a   redemption  in
connection with a Required Conversion at Maturity), the Corporation shall thereafter forfeit its right to redeem such Premium in cash and such Premium shall thereafter be converted into shares of Common Stock in accordance with
Article IV.A(i).

               (b) Each holder of Series A Preferred Stock shall have the right to require the Corporation to provide advance notice to such holder stating whether the Corporation will  elect to redeem all or any portion of the Premium in cash pursuant to the Corporation's redemption rights discussed in subparagraph (a) of this Article IV.A(ii). A holder may exercise such right from time to  time  by sending notice (an "Election Notice")
to  the Corporation,  by  facsimile,  requesting that  the   Corporation
disclose to such holder whether the Corporation would elect to redeem any portion of the Premium for cash in lieu of issuing shares of Common Stock therefor if such holder were to exercise its right of conversion pursuant to this Article IV.A. The Corporation shall, no later than the close of business on the next business day following receipt of an Election Notice, disclose to such holder whether the Corporation would elect to redeem any portion of a Premium in connection with a conversion pursuant to a Notice of Conversion delivered over the subsequent five (5) business day period. If the Corporation does not respond to such holder within such one (1) business day period via facsimile, the Corporation shall, with respect to any conversion pursuant to a Conversion Notice delivered within the subsequent five (5) business day period, forfeit its right to redeem such Premium in accordance with subparagraph (a) of this Article IV.A(ii) and shall be required to convert such Premium into shares of Common Stock.

      B. Mechanics of Conversion. In order to effect an Optional Conversion, a holder shall: (x) fax (or otherwise deliver) a copy of the fully executed Notice of Conversion to the Corporation or the transfer agent for the Common Stock and (y) surrender or cause to be surrendered the original certificates representing the Series A Preferred Stock being converted (the "Preferred Stock Certificates"), duly endorsed, along with a copy of the Notice of Conversion as soon as practicable thereafter to the Corporation or the transfer agent. Upon receipt by the Corporation of a facsimile copy of a Notice of Conversion from a holder, the Corporation shall immediately send, via facsimile, a confirmation to such holder stating that the Notice of Conversion has been received, the date upon which the Corporation expects to deliver, subject to Article IV.E, the Common Stock issuable upon such conversion and the name and telephone number of a contact
person   at  the  Corporation regarding  the  conversion.  The Corporation shall not be obligated to issue shares of Common Stock upon a conversion unless either the Preferred Stock Certificates are delivered to the Corporation or the transfer agent as provided above, or the holder notifies the Corporation or the transfer agent that such certificates have been lost, stolen or destroyed and delivers the documentation to the Corporation required by Article XIV.B hereof.

           (i)   Delivery of Common Stock Upon Conversion.   Upon the
surrender of Preferred Stock Certificates from a holder of Series A Preferred Stock accompanied by a Notice of Conversion, the Corporation shall, subject to Article IV.E, no later than the later of (a) the second business day following the Conversion Date and (b) the business day following
the  date  of  such surrender   (or,  in  the  case  of  lost,  stolen or
destroyed certificates, after provision of indemnity pursuant to Article XIV.B) (the "Delivery Period"), issue and deliver to the holder or its nominee (x) that number of shares of Common Stock issuable upon conversion of such shares of Series A Preferred Stock being converted and (y) a certificate representing the number of shares of Series A Preferred Stock not being converted, if any. If the Corporation's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, and so long as the certificates therefor do not bear a legend and the holder thereof is not then required to return
such certificate   for  the  placement  of a legend thereon, the Corporation
shall cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent
Commission system  ("DTC Transfer").   If the aforementioned conditions to a
DTC  Transfer are  not satisfied, the Corporation shall deliver to the holder physical certificates representing the Common Stock issuable upon
conversion.   Further, a holder may instruct the Corporation  to deliver to the holder physical certificates representing the Common Stock issuable upon conversion in lieu of delivering such shares by way of DTC Transfer.

           (ii) Taxes. The Corporation shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of the shares of Common Stock upon the conversion of the Series A Preferred Stock.

           (iii) No Fractional Shares. If any conversion of Series A Preferred Stock would result in the issuance of a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall be the next higher whole number of shares.

           (iv) Conversion Disputes. In the case of any dispute with respect to a conversion, the Corporation shall promptly issue such number of shares of Common Stock as are not disputed in accordance with
subparagraph (i) above.   If  such dispute involves the calculation of the
Conversion Price, the Corporation shall submit the disputed calculations to an independent outside accountant reasonably acceptable to the holder of Series A Preferred Stock being converted via facsimile within two business days of receipt of the Notice of Conversion. The accountant, at the Corporation's sole expense, shall audit the calculations and notify the Corporation and the holder of the results no later than two business days from the date it receives the disputed calculations. The accountant's calculation shall be deemed conclusive, absent manifest error. The Corporation shall then issue the appropriate number of shares of Common Stock in accordance with subparagraph (i) above.

      C. Limitations on Conversions. The conversion of shares of Series A Preferred Stock shall be subject to the following limitations (each of
which limitations  shall   be   applied independently):

             (i) Cap Amount. If, notwithstanding the representations and warranties of the Corporation contained in Section 3(c) of the Securities Purchase Agreement, dated as of June 17, 1998, between the Corporation and the purchasers of the Series A Preferred Stock named therein, the Corporation is prohibited by the rules or regulations of any securities exchange or quotation system on which the Common Stock is then listed or traded, from listing or issuing a number of shares of Common Stock in excess of a prescribed amount (the "Cap Amount") without the approval of the
Corporation's  shareholders,  then    the Corporation  shall not be required
to list or issue, as applicable, shares in excess of the Cap Amount unless the Corporation has obtained the approval of its shareholders. Assuming solely for purposes of this paragraph C that such prohibition is applicable, the Cap Amount shall be 1,121,439 shares [19.99% of total shares outstanding on Issuance Date]. The Cap Amount shall be allocated pro rata to the holders of Series A Preferred Stock as provided in Article XIV.C. In the event the Corporation is prohibited from listing or issuing shares of Common Stock as a result of the operation of this subparagraph
(i), the Corporation shall comply with Article VII.

           (ii) No Five Percent Holders. Unless a holder of shares of Series A Preferred Stock delivers a waiver in accordance with the last sentence of this subparagraph (ii), except in connection with a Required Conversion at Maturity, in no event shall a holder of shares of

Series A Preferred Stock be entitled  to receive shares of Common Stock upon a conversion  to the extent that the sum of (x) the number of shares of
Common Stock beneficially owned by the holder and its affiliates (exclusive of shares issuable upon conversion of the unconverted portion of the shares of Series A Preferred Stock or the unexercised or unconverted portion of any other securities of the Corporation subject to alimitation on conversion or exercise analogous to the limitations contained herein) and (y) the number of shares of Common Stock issuable upon the conversion of the shares of Series A Preferred Stock with respect to which the determination of this subparagraph is being made, would result in beneficial ownership by the holder and its affiliates of more than 4.99%
of the outstanding shares of Common Stock. For purposes of this subparagraph, beneficial ownership shall be determined in accordance with
Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13 D-G thereunder, except as otherwise provided in clause
(x) above. Except as provided in the immediately succeeding sentence, the restriction contained in this subparagraph (ii) shall not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of common Stock and each holder of outstanding shares of Series A Preferred Stock shall approve such alteration, amendment, deletion or change. Notwithstanding the foregoing, a holder of shares of Series A Preferred Stock may, by providing written notice to the Corporation, adjust the restriction set forth in this subparagraph (ii) so that the limitation on beneficial ownership of 4.99% of the outstanding shares of Common Stock referred to above shall be increased to 9.99%, which adjustment shall not take effect until the 61st day after the date of such notice.

      D.    Required  Conversion  at  Maturity. Subject  to  the limitations set forth in Paragraph C(i) of this Article IV, and provided all shares of Common Stock issuable upon conversion of all outstanding shares of Series A Preferred Stock are then (i) authorized and reserved for issuance, (ii) registered under the Securities Act of 1933, as amended (the "Securities Act"), for resale by the holders of such shares of Series A Preferred Stock and  (iii) eligible  to be traded on either the  American  Stock Exchange
(the "AMEX"), the New York Stock Exchange (the "NYSE"), the Nasdaq National Market (the "NNM"), the Nasdaq SmallCap Market (the "SmallCap") or in the over-the-counter market on the electronic Bulletin Board (the "Bulletin
Board") and provided  no Redemption  Event has occurred, each share of Series
A  Preferred Stock  issued  and outstanding on the fifth (5th) anniversary of the Issuance Date (the "Maturity Date") automatically shall be converted into shares of Common Stock on such date in accordance with the conversion formulas set forth in Paragraph A of this Article IV (the "Required Conversion at Maturity"). If the Required Conversion at Maturity occurs, the Corporation and the holders of Series A Preferred Stock shall follow the applicable conversion procedures set forth in Paragraph B of this Article IV
and/or   the  applicable  redemption  procedures  set forth in Paragraph  E of this Article IV; provided, however, that the holders of Series A Preferred Stock are not required to deliver a Notice of Conversion to the Corporation or its transfer agent. If the Required Conversion at Maturity does not occur, each holder of Series A Preferred Stock shall thereafter have the option, exercisable in whole or in part at any time and from time to time by delivery of a Redemption Notice (as defined in Article VIII.C) to the Corporation, to require the Corporation to purchase for cash, at an amount per share equal to the Redemption Amount (as defined in Article VIII.B), the holder's Series A Preferred Stock. If the Corporation fails to redeem any of such shares within five (5) business days after the day on which the

Corporation receives such Redemption Notice, then such holder shall be entitled to the remedies provided in Article VIII.C and VIII.D.


              V.  RESERVATION OF SHARES OF COMMON STOCK

      A. Reserved Amount. Upon the initial issuance of the shares of Series A Preferred Stock, the Corporation shall reserve 800,000 shares [200% of number of shares which would be issuable if converted in its entirety on the Issuance Date based on the Variable Conversion Price] of the authorized but unissued shares of Common Stock for issuance upon conversion of the Series A Preferred Stock and thereafter the number of authorized but unissued shares of Common Stock so reserved (the "Reserved Amount") shall not be decreased and shall at all times be sufficient to provide for the conversion of the Series A Preferred Stock outstanding at the
then current Conversion Price thereof.   The Reserved Amount shall be
allocated to the  holders ofSeries A Preferred Stock as provided in Article
XIV.C.

      B. Increases to Reserved Amount. If the Reserved Amount for any three consecutive trading days (the last of such three trading days being the "Authorization Trigger Date") shall be less than 135% of the number of shares of Common Stock issuable upon conversion of the then outstanding shares of Series A Preferred Stock, the Corporation shall immediately notify the holders of Series A Preferred Stock of such occurrence and shall
take immediate   action  (including,  if   necessary, seeking shareholder
approval to authorize the issuance of additional shares of Common Stock) to increase the Reserved Amount to 200% of the number of shares of Common Stock then issuable upon conversion of the outstanding Series A Preferred
Stock.   In  the event  the  Corporation fails to so increase the Reserved
Amount within 90 days after an Authorization Trigger Date, each holder of Series A Preferred Stock shall thereafter have the option, exercisable in whole or in part at any time and from time to time by delivery of a Redemption Notice (as defined in Article VIII.C) to the Corporation, to require the Corporation to purchase for cash, at an amount per share equal to the Redemption Amount (as defined in Article VIII.B), a portion of the holder's Series A Preferred Stock such that, after giving effect to such purchase, the holder's allocated portion of the Reserved Amount exceeds 135% of the total number of shares of Common Stock issuable to such holder upon conversion of its Series A Preferred Stock. If the Corporation fails to redeem any of such shares within five (5) business days after its receipt of such Redemption Notice, then such holder shall be entitled to the remedies provided in Article VIII.C.

      C. Adjustment to Conversion Price. If the Corporation is prohibited, at any time, from issuing shares of Common Stock upon conversion of Series A Preferred Stock to any holder because the Corporation does not then have available a sufficient number of authorized and reserved shares of Common Stock, then the Fixed Conversion Price in respect of any shares of Series A Preferred Stock held by any holder (including shares of Series A Preferred Stock submitted to the Corporation for conversion, but for which shares of Common Stock have not been issued to any such holder) shall be adjusted as provided in Article VI.A.

         VI.  FAILURE TO SATISFY CONVERSIONS

      A.    Conversion Defaults; Adjustments to Conversion Price. The
following shall constitute a "Conversion Default": (i) following the submission by a holder of shares of Series A Preferred Stock of a Notice of Conversion, the Corporation fails for any reason (other than because of an event described in clause (iii) below) to deliver, on or prior to the fourth business day following the expiration of the Delivery Period for such conversion, such number of freely tradeable shares of Common Stock to which such holder is entitled upon such conversion, (ii) the Corporation provides notice to any holder of Series A Preferred Stock at any time of its intention not to issue freely tradeable shares of Common Stock upon exercise by any holder of its conversion rights in accordance with the terms of this Certificate of Designation (other than because of an event described in  clause (iii) below), or (iii) the  Corporation  is prohibited, at any time, from listing shares of Common Stock or from issuing shares of Common Stock upon conversion of Series A Preferred Stock to any holder because the Corporation  (A)  does not have available a sufficient number of authorized and reserved shares of  Common  Stock or (B) such listing or issuance would exceed the then unissued portion of such holder's Cap Amount. In the case of a Conversion Default described in clause (i) or (iii) above, the Fixed Conversion Price in respect of any shares of Series A Preferred Stock held by such holder (including shares of Series A Preferred Stock submitted to the Corporation for conversion, but for which shares of Common Stock have not been issued to such holder) shall thereafter be the lesser of
(x) the Fixed Conversion Price on the date of the Conversion Default and
(y) the lowest Conversion Price in effect during the period beginning on, and including, such date through and including (A) in the case of a
Conversion Default referred to in clause (i) above, the earlier of (1) the day such shares of Common Stock are delivered to the holder and (2) the day on which the holder regains its rights as a holder of Series A Preferred
Stock with respect to such unconverted shares of Series A Preferred Stock pursuant to the provisions of Article XIV.F hereof, and (B) in the case of a Conversion Default referred to in clause (iii) above, the date on which the prohibition on listing or issuance of Common Stock terminates. In the case of a Conversion Default described in clause (ii) above, the Fixed Conversion Price with respect to any conversion thereafter shall be the lowest Conversion Price in effect at any time during the period beginning on, and including, the date of the occurrence of such Conversion Default
through and including the Default Cure  Date (as  defined  below).   Following
any adjustment  to  the  Fixed Conversion  Price pursuant  to  this  Article
VI.A,  the  Fixed Conversion   Price  shall  thereafter  be  subject to
further adjustment  for  any events described in Article  XI.   Upon the
occurrence of each reset of the Fixed Conversion Price pursuant to this Paragraph A, the Corporation, at its expense, shall promptly compute the
new Fixed Conversion Price and prepare      and furnish  to each holder of
Series A Preferred Stock a certificate setting forth such new Fixed Conversion rice and showing in detail each Conversion Price in effect during such reset period.

      "Default Cure Date" means (i) with respect to a Conversion Default described in clause (i) of its definition, the date the Corporation effects the conversion of the full number of shares of Series A Preferred Stock,
(ii) with respect to a Conversion Default described in clause (ii) of its definition, the date the Corporation issues freely tradeable shares of

Common Stock in satisfaction of all conversions of Series A Preferred Stock in accordance with Article IV.A, and (iii) with respect to a Conversion Default described in clause (i) or clause (ii) of its definition, the date on which the Corporation redeems shares of Series A Preferred Stock held by such holder pursuant to paragraph C of this Article VI.

      B. Buy-In Cure. Unless the Corporation has notified the applicable holder in writing prior to the delivery by such holder of a Notice of Conversion that the Corporation is unable to honor conversions, if (i) (a) the Corporation fails for any reason to deliver during the Delivery Period shares of Common Stock to a holder upon a conversion of shares of Series A Preferred Stock or (b) there shall occur a Legend Removal Failure (as defined in Article VIII.A(iii) below) and (ii) thereafter, such holder purchases (in an open market transaction or otherwise) shares of Common Stock to make delivery in satisfaction of a sale by such holder of the unlegended shares of Common Stock (the "Sold Shares") which such holder anticipated receiving upon such conversion (a "Buy-In"), the Corporation shall pay such holder (in addition to any other remedies available to the holder) the amount by which (x) such holder's total purchase price (including brokerage commissions, ifany) for the unlegended shares of Common Stock so purchased exceeds (y) the net proceeds received by such holder from the sale of the Sold Shares. For example, if a holder purchases unlegended shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for $10,000, the Corporation will be required to pay the holder $1,000. A holder shall provide the Corporation written notification and supporting documentation indicating any amounts payable to such holder pursuant to this Paragraph
B. The Corporation shall make any payments required pursuant to this Paragraph B in accordance with and subject to the provisions of Article XIV.E.

      C. Redemption Right. If the Corporation fails, and such failure continues uncured for five (5) business days after the Corporation has been notified thereof inwriting by the holder, for any reason (other than because such issuance would exceed such holder's allocated portion of the Reserved Amount or Cap Amount, for which failures the holders shall have the remedies set forth in Articles V and VII, respectively) to issue shares of Common Stock within 10 business days after the expiration of the Delivery Period with respect to any conversion of Series A Preferred Stock, then the holder may elect at any time and from time to time prior to the Default Cure Date for such Conversion Default, by delivery of a Redemption Notice to the Corporation, to have all or any portion of such holder's outstanding shares of Series A Preferred Stock purchased by the Corporation for cash, at an amount per share equal to the Redemption Amount (as defined in Article VIII.B). If the Corporation fails to redeem any of such shares within five business days after its receipt of such Redemption Notice, then such holder shall be entitled to the remedies provided in
Article VIII.C.

      D. Void Notice of Conversion. If for any reason a holder has not received all of the shares of Common Stock prior to the tenth (10th) business day after the expiration of the Delivery Period with respect to a conversion of Series A Preferred Stock, then the holder, upon written notice to the Corporation's transfer agent, with a copy to the Corporation, may void its Notice of Conversion with respect to, and retain or have returned, as the case may be, any shares of Series A Preferred Stock that have not been converted pursuant to such holder's Notice of Conversion; provided that the voiding of a holder's Notice of Conversion shall not affect such holders rights and remedies which have accrued prior to the date of such notice pursuant to Article VI hereof or otherwise.


     VII.   INABILITY TO LIST OR CONVERT DUE TO CAP AMOUNT

      A. Obligation to Cure. If at any time the then unissued portion of any holder's Cap Amount is less than 135% of the number of shares of Common Stock then issuable upon conversion of such holder's shares of Series A Preferred Stock (a "Trading Market Trigger Event"), the Corporation shall immediately notify the holders of Series A Preferred Stock of such occurrence and shall take immediate action (including, if necessary, seeking the approval of its shareholders to authorize the listing or issuance of the  full  number of shares of Common Stock  which would  be issuable  upon the conversion of the then outstanding shares of Series A Preferred Stock but for the Cap Amount) to eliminate any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other selfregulatory organization with jurisdiction over the Corporation or any of its securities on the Corporation's ability to list or issue shares of Common Stock in excess of the Cap Amount ("Trading Market Prohibitions"). In the event the Corporation fails to eliminate all such Trading Market Prohibitions within 90 days after the Trading Market Trigger Event, then each holder of Series A Preferred Stock shall thereafter have the option, exercisable in whole or in part at any time and from time to time until such date that all such Trading Market Prohibitions are eliminated, by delivery of a Redemption Notice (as defined in Article VIII.C) to the Corporation, to require the Corporation to purchase for cash, at an amount per share equal to the Redemption Amount, a number of the holder's shares of Series A Preferred Stock such that, after giving effect to such redemption, the then unissued portion of such holder's Cap Amount exceeds 135% of the total number of shares of Common Stock issuable upon conversion of such
holder's shares of Series A Preferred  Stock.   If the Corporation  fails to
redeem any of such shares within five (5) business days after its receipt of such Redemption Notice, then such holder shall be entitled to the remedies provided in Articles VII.B and VIII.C.

      B.    Remedies.   If the Corporation fails  to redeem  any shares  of
Series A Preferred Stock pursuant to Article VII.A within five business days after its receipt of such Redemption Notice, and thereafter the Corporation is prohibited, at any time, from listing shares of Common Stock or from issuing shares of Common Stock upon conversion of Series A Preferred Stock to any holder because such listing or issuance would exceed
the then unissued   portion of  such  holder's  Cap  Amount  because of
applicable law or the rules or regulations of any stock exchange, interdealer
quotation   system or other self-regulatory  organization  with  jurisdiction over the Corporation or its securities, any holder who is so prohibited from converting its Series A Preferred Stock because the shares of Common Stock underlying such Series A Preferred Stock may not be listed or issued, may elect either or both of the following additional remedies:

               (i) to require, with the consent of holders of at least fifty percent (50%) of the outstanding shares of Series A Preferred Stock (including any shares of Series A Preferred Stock held by the requesting holder), the Corporation to terminate the listing of its Common Stock on the AMEX or the NYSE (or any other stock exchange) or the quotation of prices for the Common Stock in the NNM or SmallCap (or any other interdealer quotation system or trading market) and to cause its Common Stock to be eligible for trading on the over-the- counter electronic bulletin board; or

               (ii) to require the Corporation to issue shares of Common
Stock  in  accordance  with such  holder's  Notice   of Conversion at a
conversion price equal to the average of the Closing Sale Prices for the Common Stock during the five consecutive trading days ending on the trading day immediately preceding the date of the holder's written notice to the Corporation of its election to receive shares of Common Stock pursuant to this subparagraph (ii) (subject to equitable adjustment for any stock splits, stock dividends, reclassifications or similar events during such five trading day period).

      C. Adjustment to Conversion Price. If the Corporation is prohibited, at any time, from listing shares of Common Stock or from issuing shares of Common Stock upon conversion of Series A Preferred Stock to any holder because [such listing or issuance would exceed the then unissued portion of such holder's Cap Amount because] of applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other selfregulatory organization with jurisdiction over the Corporation or its securities, then the Fixed Conversion Price in respect of any shares of Series A Preferred Stock held by any holder (including shares of Series A Preferred Stock submitted to the Corporation for conversion, but for which shares of Common Stock have not been issued) shall be adjusted as provided in Article VI.A.


       VIII.  REDEMPTION DUE TO CERTAIN EVENTS

     A. Redemption by Holder. In the event (each of the events described in clauses (i)-(vi) below after expiration of the applicable cure period (if any) being a "Redemption Event"):

           (i)  the Common Stock (including any of the shares  of Common
Stock issuable upon conversion of the Series A Preferred Stock) is suspended from trading on any of, or is not listed (and authorized) for trading on at least one of, the AMEX, the NYSE, the NNM, SmallCap or Bulletin Board for an aggregate of 10 trading days in any nine month period;

          (ii) the Registration Statement required to be filed by the Corporation pursuant to Section 2(a) of the Registration Rights Agreement has not been declared effective by the 180th day following the Registration Deadline (as defined in the Registration Rights Agreement) or such Registration Statement, after being declared effective, cannot be utilized by the holders of Series A Preferred Stock for the resale of all of their Registrable Securities (as defined in the Registration Rights Agreement) for an aggregate of more than 30 days;

            (iii) the Corporation fails to remove any restrictive legend on any certificate or any shares of Common Stock issued to the holders of Series A Preferred Stock upon conversion of the Series A
Preferred Stock as and when required by this Certificate of Designation, the Securities Purchase Agreement or the Registration Rights Agreement (a "Legend Removal Failure"), and any such failure continues uncured for five business days after the Corporation has been notified thereof in writing by the holder;

           (iv) the Corporation provides notice to any holder  of Series   A
Preferred Stock,  including  by   way   of   public announcement,  at  any
time, of its intention not to issue, or otherwise refuses to issue, shares of Common Stock to any holder of Series A Preferred Stock upon conversion in accordance with the terms of this Certificate of Designation (other than due to the circumstances contemplated by Article V or VII for which the holders shall have the remedies set forth in such Articles);

          (v)  the Corporation shall:

                 (a) sell, convey or dispose of all or substantially all of its assets (the presentation of any such transaction for stockholder approval being conclusive evidence that such transaction involves the sale of all or substantially all of the assets of the Corporation);

                (b) merge, consolidate or engage in any other business combination with any other entity (other than pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Corporation and other than pursuant to a merger in which the Corporation is the surviving or continuing entity and the voting capital stock of the Corporation immediately prior to such merger represents at least 50% of the voting power of the capital stock of the Corporation after the merger) and its capital stock is unchanged; or

                (c) have fifty percent (50%) or more of the voting power of its capital stock owned beneficially by one person, entity or "group" (as such term is used under Section 13(d) of the Securities Exchange Act of 1934, as amended); or

            (vi)  the  Corporation  otherwise  shall breach  any material term
hereunder  or  under  the  Securities   Purchase Agreement or the Registration
Rights Agreement and, to the extent curable, such breach continues uncured, or any penalties or damages payable by the Corporation therefor remaining unpaid, for 10 business days after the Corporation has been notified thereof in writing by the holder;

then, upon the occurrence of any such Redemption Event, each holder of shares of Series A Preferred Stock shall thereafter have the option, exercisable in whole or in part at any time and from time to time by delivery of a Redemption Notice (as defined in Paragraph C below) to the Corporation while such Redemption Event continues, to require the Corporation to purchase for cash any or all of the then outstanding shares of Series A Preferred Stock held by such holder for an amount per share equal to the Redemption Amount (as defined in Paragraph B below) in effect at the time of the redemption hereunder. For the avoidance of doubt, the occurrence of any event described in clauses (i), (ii), (iv) or (v) above shall immediately constitute a Redemption Event and there shall be no cure period. Upon the Corporation's receipt of any Redemption Notice hereunder (other than during the three trading day period following the Corporation's delivery of a Redemption Announcement (as defined below) to all of the holders in response to the Corporation's initial receipt of a Redemption Notice from a holder of Series A Preferred Stock), the Corporation shall immediately (and in any event within one business day following such receipt) deliver a written notice (a "Redemption Announcement") to all holders of Series A Preferred Stock stating the date upon which the Corporation received such Redemption Notice and the amount of Series A Preferred Stock covered thereby. The Corporation shall not redeem any shares of Series A Preferred Stock during the three trading day period following the delivery of a required Redemption Announcement hereunder.
At any time and from time to time during such three trading day period, each holder of Series A Preferred Stock may request (either orally or in writing) information from the Corporation with respect to the instant redemption (including, but not limited to, the aggregate number of shares of Series A Preferred Stock covered by Redemption Notices received by the Corporation) and the Corporation shall furnish (either orally or in writing) as soon as practicable such requested information to such requesting holder.

      B.    Definition  of  Redemption Amount.   The "Redemption Amount" with
respect to a share of Series A Preferred Stock means an amount equal to:

          (i)           V                    x    M
                       C P

where:

     "V" means the Face Amount thereof;

      "CP" means the Conversion Price in effect on the date on which the Corporation receives the Redemption Notice; and

      "M" means (i) the highest Closing Bid Price of the Corporation's Common Stock during the period beginning on the date on which the Corporation receives the Redemption Notice in the case of a redemption pursuant to Article IV.D or clauses (i), (ii), (iii), (iv) or (vi) of Article VIII.A, and ending on the date immediately preceding the date of payment of the Redemption Amount and (ii) with respect to redemptions pursuant to clause (v) of Article VIII.A, the greater of (a) the amount determined pursuant to clause (i) of this definition or (b) the fair market value, as of the date on which the Corporation receives the Redemption Notice, of the consideration payable to the holder of a share of Common Stock pursuant to the transaction which triggers the redemption. For purposes of this definition, "fair market value" shall be determined by the mutual agreement of the Corporation and holders of a majority-in-interest of the shares of Series A Preferred Stock then outstanding, or if such agreement cannot be reached within five business days prior to the date of redemption, by an investment banking firm selected by the Corporation and reasonably acceptable to holders of a majority-in-interest of the then outstanding shares of Series A Preferred Stock, with the costs of such appraisal to be borne by the Corporation; provided however, that in the event that the Common Stock at the time of such redemption (i.e. the Common Stock is neither being traded on the AMEX or the NYSE nor quoted on the NNM, SmallCap or Bulletin Board) then Redemption Amount means an amount equal to:

          V x 1.33.

      C. Redemption Defaults. If the Corporation fails to pay any holder the Redemption Amount with respect to any share of Series A Preferred Stock within five business days after its receipt of a notice (a "Redemption
Notice")  requiring  such redemption,  then  each  such holder (i)  shall  be entitled to interest on the Redemption Amount at a per annum rate equal to the lower of twenty-four percent (24%) and the highest interest rate permitted  by  applicable law from the date  on which  the Corporation receives the Redemption Notice until the date of payment of the Redemption Amount, and (ii) shall have the right, at any time and from time to time, to require the Corporation, upon  written notice, to immediately convert
(in accordance  with the terms of Paragraph A of Article IV) all or any portion of the Redemption  Amount, plus interest as aforesaid, into  shares of Common Stock at the lowest Conversion Price in effect during the period beginning on the date on which the Corporation receives the Redemption
Notice and ending on the date on which the Corporation receives such written notice with respect to the conversion of such Redemption Amount.
In  the   event the Corporation is not able to redeem all of the shares of
Series A Preferred Stock subject to Redemption Notices delivered prior to the date upon which such redemption is to be effected, the Corporation shall redeem shares of Series A Preferred Stock from each holder pro rata, based on the total number of shares of Series A Preferred Stock outstanding at the time of redemption included by such holder in all Redemption Notices delivered prior to the date upon which such redemption is to be effected relative to the total number of shares of Series A Preferred Stock outstanding at the time of redemption included in all of the Redemption Notices delivered prior to the date upon which such redemption is to be effected.

      D. Void Redemption. In the event that the Corporation does not pay the Redemption Amount within the time period set forth in Article IV.D or Article VIII.A, at any time thereafter and until the Corporation pays such unpaid applicable Redemption Amount in full, a holder of Series A Preferred Stock shall have the option (the "Void Optional Redemption Option") to, in lieu of redemption, require the Corporation to promptly return to such holder any or all of the shares of Series A Preferred Stock that were submitted for redemption by such holder under this Article VIII and for which the applicable Redemption Amount (together with any interest thereon) has not been paid, by sending written notice thereof to the Corporation via facsimile (the "Void Optional Redemption Notice"). Upon the Corporation's receipt of such Void Optional Redemption Notice, the Notice of Redemption shall be null and void with respect to those shares of Series A Preferred Stock subject to the Void Optional Redemption Notice, (ii) the Corporation shall immediately return any shares of Series A Preferred Stock subject to the Void Optional Redemption Notice, (iii) the Fixed Conversion Price of such returned shares of Series A Preferred Stock shall be adjusted to the lesser of (A) the Fixed Conversion Price as in effect on the date on which the

Void Optional Redemption Notice is delivered to the Corporation and (B) the lowest Conversion Price in effect during the period beginning on the date on which the Notice of Redemption is delivered to the Corporation and ending on the date on which the Void Optional Redemption Notice is delivered to the Corporation.


                      IXA  RANK

      All shares of the Series A Preferred Stock shall rank (i) prior to the Corporation's Common Stock; (ii) prior to any class or series of capital stock of the Corporation hereafter created (unless, with the consent of the holders of Series A Preferred Stock obtained in accordance with Article
XIII hereof, such class or series of capital stock specifically, by its terms, ranks senior to or pari passu with the Series A Preferred Stock) (collectively with the Common Stock, "Junior Securities"); (iii) pari passu with any class or series of capital stock of the Corporation hereafter created (with the consent of the holders of Series A Preferred
Stock obtained in accordance with Article XIII hereof) specifically ranking, by its terms, on parity with the Series A Preferred Stock (the "Pari Passu Securities"); and (iv) junior to any class or series of capital stock of the Corporation hereafter created (with the consent of the holders of Series A Preferred Stock obtained in accordance with Article XIII hereof) specifically ranking, by its terms, senior to the Series A Preferred Stock (collectively, the "Senior Securities"), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.


             X.  LIQUIDATION PREFERENCE

      A.    If the Corporation shall commence a voluntary case under the U.S.
Federal bankruptcy   laws or any other  applicable bankruptcy, insolvency
or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the U.S.
Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of 60 consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up, including, but not limited to, the sale or transfer of all or substantially all of the Corporation's assets in one transaction or in a series of related transactions (a "Liquidation Event"), no distribution shall be made to the holders of any shares of capital stock of the Corporation (other than Senior Securities) upon liquidation, dissolution or winding up unless prior thereto the holders of shares of Series A Preferred Stock shall have received the Liquidation Preference with respect to each share. If, upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of the Series A Preferred Stock and holders of Pari Passu Securities shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series A Preferred Stock and the Pari Passu Securities shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares.

      B. The purchase or redemption by the Corporation of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Corporation. Neither the consolidation or merger of the Corporation with or into any other entity nor the sale or transfer by the Corporation of less than substantially all of its assets shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Corporation.

     C. The "Liquidation Preference" with respect to a share of Series A Preferred Stock means an amount equal to the Face Amount thereof. The Liquidation Preference with respect to any Pari Passu Securities shall be as set forth in the Certificate of Designation filed in respect thereof.


      XI.  ADJUSTMENTS TO THE CONVERSION PRICE

      The  Conversion  Price shall be subject to adjustmen from time to time as
follows:      Aa   Stock Splits, Stock Dividends, Etc.  If, at any time on or after the Issuance Date, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, combination, reclassification or other similar event, the Fixed Conversion Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event, the Fixed Conversion Price shall be proportionately increased. In such event, the Corporation shall notify the Corporation's transfer agent of such change on or before the effective date thereof.

      B.   Adjustment Due to Merger, Consolidation, Etc. If, at any time after the Issuance Date, there shall be (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger  of the Corporation with any other entity (other than a  merger  in which  the Corporation is the surviving or continuing entity and its capital stock is unchanged), (iii) any sale or transfer of all or substantially all of the assets of the Corporation or (iv) any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property (each of (i) - (iv) above being a "Corporate Change"), then the holders of Series A Preferred Stock shall thereafter have the right to receive upon conversion, in lieu of the shares of Common Stock otherwise issuable, such shares of stock, securities and/or other property as would have been issued or payable in such Corporate Change with respect to or in exchange for the number of shares
of Common Stock which would have been issuable upon   conversion (without
giving  effect to  the limitations contained in Article IV.C) had such
Corporate  Change not taken place, and in any such case, appropriate provisions (in form and substance reasonably satisfactory to the holders of a majority of the Series A Preferred Shares then outstanding) shall be made with respect to the rights and interests of the holders of the Series A Preferred Stock to the end that the economic value of the shares of Series
A Preferred Stock are in no way diminished by such Corporate Change and that the provisions hereof (including, without limitation, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is not the Corporation, an immediate adjustment of the
Fixed Conversion Price so that the Fixed Conversion Price immediately after the Corporate Change reflects the same relative value  as compared to the value of the surviving entity's common stock that existed between the Fixed Conversion Price and the value of the Corporation's Common Stock immediately prior to such Corporate Change and an immediate revision to the  Variable Conversion Price so that it is determined as provided in
Article III.I but based on the price of the common stock of the surviving entity and the market in which such common stock is traded) shall thereafter be applicable, as nearly as maybe practicable in relation to any shares of stock or securities thereafter deliverable upon the conversion thereof. The Corporation shall not effect any Corporate Change unless (i) each holder of Series A Preferred Stock has received written notice of such transaction at least 75 days prior thereto, but in no event later than 20 days prior to the record date for the determination of shareholders entitled to vote with respect thereto provided in no event shall such notice be given to holders of Series A Preferred Stock prior to the Corporation publicly announcing the proposed corporate change, and (ii) the resulting, successor or acquiring entity (if not the Corporation) assumes by written instrument (in form and substance reasonably satisfactory to the holders of a majority of the Series
A Preferred Shares then outstanding)  the obligations ofthis Certificate  of
Designation.   The  above provisions shall apply regardless of whether or not there would have been a sufficient number of shares of Common Stock authorized and available for issuance upon conversion of the shares of Series A Preferred Stock outstanding as of the date of such transaction, and shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

    C.   Adjustment Due to Major Announcement.  In the event the Corporation at  any time after the Issuance  Date  (i)  makes  a public announcement that it intends to consolidate or merge with any other entity (other than a merger in which the Corporation is the surviving or continuing entity and its capital stock is unchanged) or to sell or transfer all or substantially all of the assets of the Corporation or (ii) any person, group or entity (including the Corporation) publicly announces a tender offer, exchange offer or another transaction to purchase 50% or more of the Corporation's Common Stock or otherwise publicly announces an intention to replace a majority of the Corporation's Board of Directors by waging a proxy battle or otherwise (the date of the announcement referred to in clause (i) or (ii) of this Paragraph C is hereinafter referred to as the "Announcement Date"), then the Conversion Price shall, effective upon the Announcement Date and continuing through the tenth trading day following the earlier of the consummation of the proposed transaction or tender offer, exchange offer or another transaction or the Abandonment Date (as defined below), be equal to the lower of (x) the Conversion Price which would have been applicable for an Optional Conversion occurring on the Announcement Date and (y) the Conversion Price determined in accordance with Article III.C on the
Conversion Date set forth in the Notice of Conversion for the Optional Conversion. After the tenth trading day following the Abandonment Date, the Conversion Price shall be determined as set forth in Article III.C.
"Abandonment Date" means with respect to any proposed transaction or tender offer, exchange offer or another transaction for which a public announcement as contemplated by this Paragraph C has been made, the date upon which the Corporation (in the case of clause (i) above) or the person, group or entity
(in the case  of  clause  (ii)  above) publicly announces the termination or
abandonment of the proposed transaction or  tender offer, exchange offer   or
another transaction which caused this Paragraph C to become operative.

      D. Adjustment Due to Distribution. If, at any time after the Issuance Date, the Corporation shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Corporation's shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e. a spin-off)) (a "Distribution"), then the holders of Series
A Preferred Stock shall be entitled, upon any conversion of shares of Series A Preferred Stock after the date of record for determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the holder with respect to the shares of Common Stock issuable upon such conversion (without giving effect to the limitations contained in Article IV.C) had such holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.


      E.   Intentionally omitted.

      F. Purchase Rights. If, at any time after the Issuance Date, the Corporation issues any securities which are convertible into or exchangeable for Common Stock, or rights to purchase stock, warrants, securities or other property (the "Purchase Rights") pro rata to the record holders of any class  of  Common Stock,  then the  holders of Series A Preferred  Stock will be entitled  to acquire, upon the terms applicable to such  Purchase Rights, the  aggregate Purchase Rights which such  holder  could have  acquired if such holder had held the number  of  shares  of Common Stock acquirable upon
complete conversion of the Series  A Preferred   Stock  (without  giving
effect to the limitations contained in Article IV.C) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

  G. Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Article XI, the Corporation, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.
The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish to such holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of a share of Series A Preferred Stock.


                 XII.  VOTING RIGHTS

      The holders of the Series A Preferred Stock have no voting power whatsoever, except as otherwise provided by the Colorado Business Corporation Act (the "Business Corporation Act"), in this Article XII and in Article XIII below.

      Notwithstanding the above, the Corporation shall provide each holder of Series A Preferred Stock with prior notification of any meeting of the shareholders (and copies of proxy materials and other information sent to shareholders). If the Corporation takes a record of its shareholders for the purpose of determining shareholders entitled to (a) receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or (b) to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Corporation, or any proposed merger, consolidation, liquidation, dissolution or winding up of the Corporation, the Corporation shall mail a notice to each holder, at least 20 days prior to the record date specified therein (or 75 days prior to the consummation of the transaction or event, whichever is earlier, but in no event earlier than public announcement of such proposed transaction), of the date on which any such record is to be taken for the purpose of such vote, dividend, distribution, right or other event, and a brief statement regarding the amount and character of such vote, dividend, distribution, right or other event to the extent known at such time.

      To the extent that under the Business Corporation Act the vote of the holders of the Series A Preferred Stock, voting separately as a class or series, as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the then outstanding shares of the Series A Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock (except as otherwise may be required under the Business Corporation Act) shall constitute the approval
of such action by the  class.   To the extent that under the Business
Corporation Act holders of the Series A Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series A Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible (subject to the limitations contained in Article IV.C(ii)) using the record date for the taking of such vote of shareholders as the date as of which the Conversion Price is calculated.

          XIII.  PROTECTION PROVISIONS

      So long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by the Business Corporation Act) of all of the holders of the then outstanding shares of Series A Preferred Stock:

                (a) alter or change the rights, preferences or privileges of the Series A

Preferred Stock;

                (b) alter or change the rights, preferences or privileges of any capital stock of the Corporation so as to affect adversely the Series A Preferred Stock;

                (c) create any new class or series of capital stock having a preference over the Series A Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation (as previously defined in Article IX hereof, "Senior Securities");

                (d) create any new class or series of capital stock ranking pari passu with the Series A Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation (as previously defined in Article IX hereof, "Pari Passu Securities");

                (e) increase the authorized number of shares of Series A Preferred Stock;

                (f) issue any shares of Senior Securities or Pari Passu Securities;

                (g) issue any shares of Series A Preferred Stock other than pursuant to the Securities Purchase Agreement;

                (h) redeem, or declare or pay any cash dividend or distribution on, any Junior Securities; or

                (i)  increase the par value of the Common Stock.
Notwithstanding the foregoing, no change pursuant to this Article XIII shall be effective to the extent that, by its terms, it applies to less than all of the holders of shares of Series A Preferred Stock then outstanding.

                 XIV.  MISCELLANEOUS

      A. Cancellation of Series A Preferred Stock. If any shares of Series A Preferred Stock are converted pursuant to Article IV, the shares so converted shall be canceled, shall return to the status of authorized, but unissued preferred stock of no designated series, and shall not be issuable by the Corporation as Series A Preferred Stock.

      B. Lost or Stolen Certificates. Upon receipt by the Corporation of (i) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (ii) (y) in the case of loss, theft or destruction, of indemnity (without any bond or other security) reasonably satisfactory to the Corporation, or (z) in the case of mutilation, upon
surrender and cancellation   of   the   Preferred Stock  Certificate(s), the
Corporation shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date. However, the Corporation shall not be obligated to reissue such lost or stolen Preferred Stock Certificate(s) if the holder contemporaneously requests the Corporation to convert such Series A Preferred Stock.

      C. Allocation of Cap Amount and Reserved Amount. The initial Cap Amount and Reserved Amount shall be allocated pro rata among the holders of Series A Preferred Stock based on the number of shares of Series A Preferred Stock issued to each holder. Each increase to the Cap Amount and the Reserved Amount shall be allocated pro rata among the holders of Series A Preferred Stock based on the number of shares of Series A Preferred Stock held by each holder at the time of the increase in the Cap Amount or Reserved Amount. In the event a holder shall sell or otherwise transfer any of such holder's shares  of Series  A Preferred Stock, each transferee shall be allocated a pro  rata  portion of such transferor's Cap Amount and
Reserved Amount.   Any portion of the Cap Amount or Reserved Amount  which
remains allocated to any person or entity which does not hold any Series A Preferred Stock shall be allocated to the remaining holders of shares of Series A Preferred Stock, pro rata based on the number of shares of Series
A Preferred Stock then  held  by such holders.

      D.    Quarterly Statements of Available Shares. For  each calendar quarter beginning in the quarter in which the initial registration statement required to be filed pursuant to Section 2(a) of the Registration Rights Agreement is declared effective and thereafter so long as any shares of Series A Preferred Stock are outstanding, the Corporation shall deliver (or cause its transfer  agent  to deliver) to each  holder  a  written report notifying the  holders  of any occurrence  which prohibits  the Corporation  from issuing Common Stock upon any such  conversion. The report shall also specify
(i) the total number of shares  of Series  A Preferred  Stock outstanding as of  the  end  of such quarter,  (ii) the total number of shares of Common
Stock  issued upon all conversions of Series A Preferred Stock prior to the end of such quarter, (iii) the total number of shares of Common Stock which are reserved for issuance upon conversion of the Series  A Preferred Stock as of the end of such quarter and (iv) the  total number  of shares of Common
Stock which may thereafter be listed or issued by the Corporation upon conversion of the Series A Preferred Stock before the Corporation would exceed the Cap Amount and the Reserved Amount. The Corporation (or its transfer agent) shall deliver the report for each quarter to each holder prior  to  the  tenth  day of the calendar  month following  the quarter  to
which such report relates.   In addition, the Corporation (or its transfer
agent) shall provide, within 15 days after delivery to the Corporation of a written request by any holder, any of the information enumerated in clauses
(i)  -  (iv) of this Paragraph D as of the date of such request.

     E. Payment of Cash; Defaults. Whenever the Corporation is required to make any cash payment to a holder under this Certificate of Designation (upon redemption or otherwise), such cash payment shall be made to the holder within five business days after delivery by such holder of a notice specifying that the holder elects to receive such payment in cash and the method (e.g., by check, wire transfer) in which such payment should be made. If such payment is not delivered within such five business day period, such holder shall thereafter be entitled to interest on the unpaid amount at a per annum rate equal to the lower of twenty-four percent (24%) and the highest interest rate permitted by applicable law until such amount is paid in full to the holder.

      F. Status as Stockholder. Upon submission of a Notice of Conversion by a holder of Series A Preferred Stock, (i) the shares covered thereby (other than the shares, if any, which cannot be issued because their listing or issuance would exceed such holder's allocated portion of the Reserved Amount or Cap Amount) shall be deemed converted into shares of Common Stock and (ii) the holder's rights as a holder of such converted shares of Series
A Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. Notwithstanding the foregoing, if a holder has not received certificates for all shares of Common Stock prior to the tenth business day after the expiration of the Delivery Period with respect to a conversion of Series A Preferred Stock for any reason, then (unless the holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Corporation within five business days after the expiration of such 10 business day period) the holder shall regain the rights of a holder of Series A Preferred Stock with respect to such unconverted shares of Series A Preferred Stock and the Corporation shall, as soon as practicable, return such unconverted shares to the holder. In all cases, the holder shall retain all of its rights and remedies (including, without limitation, the right to have the Conversion Price with respect to subsequent conversions determined in accordance with Article VI.A) for the Corporation's failure to convert Series A Preferred Stock.

      G. Remedies Cumulative. The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies
available  under  this   Certificate of Designation, at law or in equity
(including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Corporation to comply with the terms of this Certificate of Designation. The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of Series A Preferred Stock and that the remedy at law for any such breach may be inadequate. The Corporation therefore agrees, in the event of any
such breach   or threatened  breach, that the holders of Series A Preferred
Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.









    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, this Certificate of Designation is executed and adopted on behalf of the Corporation this 12 day of June, 1998.

                               BOULDER CAPITAL OPPORTUNITIES III, INC.

                               By:/s/ Robert Soehngen

                               Name:  Robert Soehngen
                               Title: President

                  Independent Auditor's Report



The Members of
  Sonic Jet Performance, LLC:


I have audited the accompanying balance sheet of Sonic Jet Performance, LLC. as of December 31, 1997, and the related statement of operations, shareholders' equity and cash flow for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sonic Jet Performance, LLC. at December 31, 1997, and results of its operations and its cash flow for the year then ended in conformity with generally accepted accounting principles.






                                             Wayne L. Voigt
                                               Certified   Public
Accountant


June 1, 1998

                   SONIC JET PERFORMANCE, LLC.

                          Balance Sheet

                        December 31, 1997





                             ASSETS





Current assets:

     Cash                                         $    663,300

     Accounts receivable                               172,639

     Inventories (note 1)                            1,789,866

     Related party receivable (note 3)                  37,766

          Total current assets                       2,663,571



Investment in joint venture(note 1)                    840,130

Property, plant and equipment, net (notes 1 and 2)   2,685,233

Other assets                                             1,200

                                                $    6,190,134





        See accompanying notes to financial statements.

                   SONIC JET PERFORMANCE, LLC.

                          Balance Sheet

                        December 31, 1997



                LIABILITIES AND MEMBERS' EQUITY



Current liabilities:

     Accounts payable                                $118,936
     Accrued interest (note 3)                         27,667
     Other payables                                    91,074

          Total current liabilities                   237,677

Related party payable (note 3)                        600,000

          Total liabilities                           837,677


Members' equity

     Capital (note 1)                               5,765,234
     Accumulated deficit                             (412,777)

          Total members' equity                     5,352,457

Commitments and contingencies (note 5)
                                               $    6,190,134


        See accompanying notes to financial statements.
                              F-3

                   SONIC JET PERFORMANCE, LLC.

                     Statement of Operations

              For the Year Ended December 31, 1997



Sales                                                  $235,083

Costs and expenses:

     Cost of sales                                       88,166

     Rent                                                31,815

     General and administrative                         175,240

     Research and development                           175,980

     Depreciation (notes 1 and 2)                        95,232

          Total costs and expenses                      566,433

          Operating loss                               (331,350)

Interest income                                            9,021

Interest expense (note 3)                                (36,946)

Loss from joint venture (note 1)                         (52,702)

     Loss before income taxes                           (411,977)

Income taxes (note 4)                                        800

     Net loss                                          $(412,777)



        See accompanying notes to financial statements.
                              F-4

[CAPTION]

                   SONIC JET PERFORMANCE, LLC.

                  Statement of Members' Equity

              For the Year Ended December 31, 1997




                                                                   Total
                                                 Accumulated
Members'
                                  Capital        Deficit           Equity



Investment by members (note 1)   5,765,234                         5,765,234


Net loss                                          (412,777)         (412,777)


Balance, December 31, 1997       5,765,234        (412,777)        5,352,457














        See accompanying notes to financial statements.
                              F-5

                   SONIC JET PERFORMANCE, LLC.
                     Statement of Cash Flow
              For the Year Ended December 31, 1997

Cash flows from operating activities:
     Net loss                                          $(412,777)
     Adjustments to reconcile net loss to net cash
       provided by operating activities:
        Depreciation                                      95,232
        Changes in assets and liabilities:
          Increase in accounts receivable               (172,639)
          Increase in inventory                         (309,557)
          Increase in related party receivable           (28,666)
          Increase in other assets                        (1,200)
          Increase in accounts payable                    37,575
          Increase in accrued interest                    15,439
          Increase in other payables                      44,080

          Net cash used in operating activities         (732,513)

Cash flows used in investing activities:
          Purchase of property, plant and equipment      (16,071)
          Investment in joint venture                   (137,425)

          Net cash used in investing activities         (153,496)

Cash flows from financing activities:
          Proceeds from related party debt               600,000
          Payment of related party payables             (550,691)
          Investment by members                        1,500,000

          Net cash provided by financing activities    1,549,309

Net increase in cash                                     663,300

Cash at beginning of year                                      0

Cash at end of year                                      663,300

Supplemental disclosures of cash flow information:

     Cash paid during the year for:
        Interest                                         $13,279
        Income taxes                                     $     0
        See accompanying notes to financial statements.
                              F-6

                  SONIC JET PERFORMANCE, LLC.

                 Notes to Financial Statements

                       December 31, 1997



(1)  Summary of Significant Accounting Policies and Practices

     Description of Business

     Sonic Jet Performance, LLC (the "Company") was organized in California with the filing of the Articles of Organization on May 8, 1997 as a Limited Liability Company ("LLC"). The Operating Agreement was entered into with a commencement date of May 31, 1997 with a subsequent Letter Agreement on July 15, 1997. The primary purpose of the Company is the owning and operating of a business producing personal watercraft, jet boats, trailers, cars and accessories. The principal executive office is located in Huntington Beach, California.

     On August 9, 1997, the Company entered into a joint venture agreement with China Guangxi Nanning Shipyard of Nanning, Guangxi, China to form the Nanning Sonic Jet Limited
     Liability Company, a contractual limited liability company organized under the law of the People's Republic of China.
     The Joint Venture was formed to design, manufacture and sell a series of watercraft jet products to be sold internationally and in China. The Company's investment is to include tooling, molds and production line and cash equivalent to $ 1,500,000 USD. The Company is responsible for providing technical personnel and training.

     The Company shall receive 85% of the profits and shall share
     85% of the risks and losses. These percentages were subsequently changed to 70%.

     Accounting Method

     The Company's financial statements have been prepared on the accrual basis of accounting, which is in accordance with generally accepted accounting principles.

     Inventories

     Inventories consist of parts for the manufacture of personal watercraft and work in progress with a limited amount of finished products. Inventories are stated at the lower of cost or market. Inventories were also obtained in the agreement discussed at note 1, whereby the Company received certain assets and assumed certain liabilities in exchange for Company interests.


                             Continued
                                F-7

                  SONIC JET PERFORMANCE, LLC.

                 Notes to Financial Statements



     Investment in Joint Venture

     The investment in Joint Venture is accounted for by the equity method. Such investment is stated at cost minus the Company's proportionate share of losses. The Company's proportionate share of losses from the joint venture aggregating $ 52,702 is included in other revenues in the accompanying statement of operations.


     Property, Plant and Equipment

     Property, plant and equipment are stated at cost or at the value per the Operating Agreement discussed at note 1.
     These assets are depreciated on a straight-line basis over the following estimated useful lives.

          Furniture, fixtures and equipment        5 to 7 years

          Tooling and molds                      15 to 20 years


     Member Interest for Net Assets

     On May 31, 1997, the Company commenced an Operating Agreement whereby substantially all of the assets of a related party Corporation were transferred to the Company, subject to certain debt, in exchange for a 43% interest in the Company. Commencing January 1, 1998 this percentage was changed to 74% due to a reduced contribution by another member. The net assets obtained are as follows:


          Inventory                                 $  1,553,369
          Related party receivable                         9,100
          Property, plant and equipment(net)           3,315,550
          Trade payables                                 (54,860)
          Accrued interest                               (12,228)
          Lines of credit payable                        (46,994)
          Notes payable                                 (215,000)
          Related party payables                        (550,691)
               Net assets contributed                 $3,998,246
                                                       =========

     These assets and liabilities were contributed and given a value to the Company based on the net book value per the contributing member's financial records as of May 31, 1997.

     Another member contributed cash in exchange for membership interest in the Company.



                          (Continued)
                              F-8

                  SONIC JET PERFORMANCE, LLC.

                 Notes to Financial Statements



(2)  Property, Plant and Equipment

     A summary of property, plant and equipment follows:

      Machinery and equipment                         $   119,185
      Tooling                                             66,389
      Office furniture, equipment and fixtures             4,889
      Tooling, molds and jigs for personal watercraft    843,350
      Tooling, molds and jigs for exotic automobiles   1,710,000
      Leasehold improvements                               4,249
      Vehicles                                            32,403

                                                     $ 2,780,465

          Less accumulated depreciation                  (95,232)

                                                     $ 2,685,233
                                                       =========

     The tooling, molds and jigs for exotic automobiles are not being utilized in current production activity. The Company anticipates that production utilizing these items will commence in mid to late 1999. The majority of the tooling, molds and jigs for personal watercraft also are not currently being utilized. The Company anticipates production activity in the watercraft area to expand in late 1998.


(3)  Related Party Transactions

     The Company entered into transactions with Company members.
     The transactions have resulted in both related party receivables and payables. The receivables are unsecured, do not have due dates and are not interest bearing.

     A summary of related party debt follows:

      Note payable, bearing simple interest at 10% per annum;
      annual payments are to commence July 18, 2001 in an
      amount equal to 60% of available distributable cash for
      the nearest preceding accounting period;  all unpaid
      principal is due July 18, 2003; the note is secured by
      Company assets                                           $600,000
                                                                =======

     The Company acquired certain assets, subject to certain debt from a related party (note 1).


                          (Continued)
                              F-9

                  SONIC JET PERFORMANCE, LLC.

                 Notes to Financial Statements



(4)  Income Taxes

     For income tax reporting purposes, the Company utilizes the accrual basis of accounting on a calendar year end. The Company has filed an extension for 1997 tax reporting. The Company is an Limited Liability Company and elects to be taxed as a partnership.


(5)  Commitments and Contingencies

     Leases

     The Company leases its location under an operating lease agreement. Future minimum lease payments are as follows:

               Year Ending
               December 31,

                  1998                                 54,540
                  1999                                 54,540
                                                    $ 109,080
                                                      =======

     Rental expense was approximately $ 32,000 for the year ended
     December 31, 1997.


     Employment Agreements

     As part of the Letter Agreement of July 18, 1997 the Company entered into an employment agreement with a member of the Company. The agreement is for eighteen months. During this period the salary is accrued and is to be paid upon unanimous agreement of the members. Thereafter, the salary is to be paid bi-monthly. The salary will increase to $ 120,000 per annum once the sales and financial forecast is met.


     Royalty Agreement

     Per the Letter Agreement of July 18, 1997, the Company is to pay a royalty for various patents. The royalty is 2% of total Company sales calculated quarterly commencing after eighteen calendar months. The minimum royalty is to be $ 4,166 per month for months nineteen through thirty and $ 8,333 per month thereafter. If total Company sales exceed $ 1,000,000 during any twelve month period, the higher minimum or the 2% will be paid for that twelve month period and thereafter.

                              F-10